                                  SCHEDULE 14A
                                (RULE 14(A)-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO. ______ )

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/X/  Preliminary Proxy Statement            / /  Confidential, for Use of the Commission Only (as
/ /  Definitive Proxy Statement             permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material under Section 240.14a-12

                          TouchTunes Music Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

    (5) Total fee paid:

    ----------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ /  Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

    (3) Filing Party:

    ----------------------------------------------------------------------------

    (4) Date Filed:

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
                          TOUCHTUNES MUSIC CORPORATION
                        1800 E. Sahara Avenue, Suite 107
                            Las Vegas, Nevada 89104

                                 Notice of the
                         Annual Meeting of Stockholders
                              and Proxy Statement

YOUR VOTE IS IMPORTANT

It is important that your shares be represented and voted at the Annual Meeting of Stockholders. Check your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you.

                          TOUCHTUNES MUSIC CORPORATION
                        1800 E. Sahara Avenue, Suite 107
                            Las Vegas, Nevada 89104

                                August   , 2004

Dear Stockholder:

    We are pleased to enclose your Notice of the Annual Meeting and Proxy Statement for the Annual Meeting of Stockholders of TouchTunes Music Corporation
(the "COMPANY") to be held on Thursday, September   , 2004, at 12:30 p.m., local
time, at Le St. Sulpice Hotel, 414 St. Sulpice, Montreal, Quebec, H2Y 2V5,
Canada.

    The Board of Directors hopes that you will be able to attend this stockholders' meeting. We look forward to meeting you and discussing with you significant events that have occurred during the Company's last year as well as its current prospects. If you are unable to be present in person or to be otherwise represented, please execute the enclosed Proxy Statement and return it at your earliest convenience in the enclosed envelope. You are urged to read the enclosed Proxy Statement, which contains information relevant to the actions to be taken at the meeting.

                                          Very truly yours,

                                          /s/ Matthew Carson
                                          Matthew Carson
                                          CORPORATE SECRETARY

                          TOUCHTUNES MUSIC CORPORATION
                        1800 E. Sahara Avenue, Suite 107
                            Las Vegas, Nevada 89104

                                 NOTICE OF THE
                         ANNUAL MEETING OF STOCKHOLDERS

To Stockholders
of TouchTunes Music Corporation:

    Notice is hereby given that the Annual Meeting of Stockholders of TouchTunes
Music Corporation (the "COMPANY") will be held on Thursday, September   , 2004,
at 12:30 p.m., local time, at Le St. Sulpice Hotel, 414 St. Sulpice, Montreal, Quebec, H2Y 2V5, Canada for the following purposes:

    (1) To approve a reverse stock split at a ratio of between one to 2,000 and one to 1,500, inclusive (the final ratio to be determined by the board of directors of the Company immediately prior to effecting the reverse stock split) (the "Reverse Stock Split") followed by termination of the registration of the Common Stock under the Securities Exchange Act of 1934 and the listing of the Common Stock on The Nasdaq Stock Market Over-the-Counter Bulletin Board, thereby ending the Company's obligations as a public company under the United States securities laws (the "Proposed Transaction");

    (2) To elect eight directors to serve until the next annual meeting or until their successors are elected and qualified;

    (3) To consider and vote upon the ratification of the appointment of Ernst & Young LLP as the independent certified public accountants for the fiscal year ending December 31, 2004; and

    (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on August   , 2004 are
entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

                                          By Order of the Board of Directors,

                                          /s/ Matthew Carson
                                          Matthew Carson
                                          CORPORATE SECRETARY

Montreal, Canada
August   , 2004

                          TOUCHTUNES MUSIC CORPORATION
                        1800 E. Sahara Avenue, Suite 107
                            Las Vegas, Nevada 89104

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                              GENERAL INFORMATION

    The Board of Directors (the "BOARD OF DIRECTORS" or the "BOARD") of TouchTunes Music Corporation (the "COMPANY"), hereby solicits your proxy in the form enclosed for use at the Annual Meeting of Stockholders to be held on
Thursday, September   , 2004, or any adjournment(s) thereof ("ANNUAL MEETING").
The expenses of soliciting your proxy will be borne by the Company. The proxy statement and form of proxy are first being mailed to stockholders on or about
September   , 2004.

    At the Annual Meeting, stockholders will be asked:

    (1) To approve a reverse stock split at a ratio of between one to 2,000 and one to 1,500, inclusive (the final ratio to be determined by the board of directors of the Company immediately prior to effecting the reverse stock split) (the "Reversed Stock Split") followed by termination of the registration of the Common Stock under the Securities Exchange Act of 1934 and the listing of the Common Stock on The Nasdaq Stock Market Over-the-Counter Bulletin Board, thereby ending the Company's obligations as a public company under the United States securities laws (the "Proposed Transaction") ("PROPOSAL 1");

    (2) to elect eight directors of the Company to serve until the next annual meeting of stockholders or until their successors are elected and qualified ("PROPOSAL 2"); and

    (3) to ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2004 ("PROPOSAL 3").

    Management currently is not aware of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

    Note that all dollar amounts set forth in this proxy statement are in United States dollars, except where otherwise indicated, and references herein to "dollars" or "$" are to United States dollars and references to "CDN" are to Canadian dollars.

    We urge you to date, sign, and return your proxy in the enclosed envelope promptly to make certain that your shares will be voted at the Annual Meeting.

DATE, TIME, AND PLACE

    The Annual Meeting will be held on Thursday, September   , 2004,
12:30 p.m., local time, at the Le St. Sulpice Hotel, 414 St. Sulpice, Montreal, Quebec, H2Y 2V5, Canada.

RECORD DATE; VOTING RIGHTS

    The Board of Directors has fixed the close of business on August   , 2004 as
the record date for determining stockholders entitled to receive notice of and to vote at the meeting and any adjournment thereof ("RECORD DATE"). On the Record Date, there were issued and outstanding 14,827,394 shares of the Company's Class A voting common stock, par value $.001 per share ("COMMON STOCK"), and the following shares of the Company's preferred stock entitled to vote at the meeting: 12,843,960 shares of Series A Preferred Stock, par value $.001 per share ("SERIES A PREFERRED STOCK") and 8,888,889 shares of Series B Preferred Stock, par value

$.001 per share ("SERIES B PREFERRED STOCK", and collectively with the Series A Preferred Stock, the "VOTING PREFERRED STOCK"). The holders of Common Stock are entitled to one vote per share. The holders of each share of Voting Preferred Stock are entitled to one vote per share held. Holders of record of the Common Stock and Voting Preferred Stock will vote together as a single class at the Annual Meeting. The presence in person or by proxy of stockholders entitled to cast at least a majority of the votes that all holders of the Common Stock and the Voting Preferred Stock are entitled to cast at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

    With respect to Proposal 1, approval will require the affirmative vote of a majority of the total votes cast on the proposal in person or represented by proxy at the Annual Meeting.

    With respect to Proposal 2, the eight nominees for election as directors who receive the greatest number of votes cast at the Annual Meeting in person or represented by proxy, assuming that a quorum is present, will be elected as directors.

    With respect to Proposal 3, approval will require the affirmative vote of a majority of the total votes cast on the proposal in person or represented by proxy at the Annual Meeting.

    Abstentions (and broker non-votes) will not be counted for or against a proposal in determining the number of votes cast; however, such abstentions (and broker non-votes) shall be counted present for quorum purposes.

VOTING AND REVOCATION OF PROXIES

    The enclosed proxy is revocable at any time prior to the time voting is declared closed by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with the Corporate Secretary of the Company or by attending the Annual Meeting and voting in person. All properly executed proxies received by the Corporate Secretary prior to the time voting is declared closed, and not revoked prior to that time, will be voted at the meeting in accordance with their respective instructions, if any. Unless otherwise directed, proxies will be voted FOR the Proposed Transaction, FOR the election of each of the nominees for director as shown on the form of proxy, and FOR the ratification of the appointment of Ernst & Young LLP as the independent certified public accountants of the Company, and in accordance with the proxies' best judgment on any other matters that may properly come before the Annual Meeting.

SOLICITATION OF PROXIES

    Proxies will be solicited chiefly by mail; however, certain officers, directors, employees, and agents of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegram, or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing, and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of the stock.

                     PROPOSAL 1 -- THE PROPOSED TRANSACTION

    The following is a summary of the material terms of the Proposed Transaction, which terms are described in greater detail elsewhere in this proxy statement. The following summary does not purport to be a complete description of the Proposed Transaction and is qualified in its entirety by the more detailed information set forth elsewhere in this proxy statement. You are urged to read carefully the remainder of this proxy statement for a more complete description of all material information regarding the Proposed Transaction.

SUMMARY TERM SHEET

THE REVERSE STOCK SPLIT

    The board of directors of the Company has approved a proposal authorizing the Company to effect a reverse stock split of the Common Stock. The Reverse Stock Split will be effected at a ratio of between one to 2,000 and one to 1,500, inclusive. The board of directors of the Company will determine the final ratio immediately prior to effecting the Reverse Stock Split, and will announce that determination immediately after effecting the Reverse Stock Split, both by press release and by a final amendment to the Schedule 13E-3 filed with the Securities and Exchange Commission in connection with the Proposed Transaction.

    If, for example, the Reverse Stock Split is effected at a ratio of one to 2,000, immediately after giving effect to the Reverse Stock Split, stockholders would hold one whole share of Common Stock for each 2,000 shares of Common Stock held thereby immediately prior to giving effect to the Reverse Stock Split. See "The Transaction -- Material Terms" below.

PAYMENT OF CASH FOR FRACTIONAL INTERESTS

    In connection with the Reverse Stock Split, the Company will pay to all holders of Common Stock that otherwise would hold fractional shares after giving effect to the Reverse Stock Split, in lieu of issuing fractional shares to such stockholders, cash in the amount of $0.50 per share of Common Stock held thereby before giving effect to the Reverse Stock Split that is represented by such fractional share.

    If, for example, the Reverse Stock Split is effected at a ratio of one to 2,000, all stockholders holding 1,999 or fewer shares of Common Stock immediately prior to giving effect to the Reverse Stock Split would no longer hold any Common Stock immediately after giving effect to the Reverse Stock Split, but would instead be entitled to payment of $0.50 per share of Common Stock held thereby immediately prior to giving effect to the Reverse Stock Split. See "The Transaction -- Material Terms" below.

PURPOSE OF THE PROPOSED TRANSACTION

    The board of directors of the Company has determined that costs of being a public company currently far outweigh the benefits of being a public company and, thus, it is no longer in the best interests of the Company or its stockholders, creditors, or other stakeholders for the Company to remain a public company. Accordingly, the Company proposes to undertake the Reverse Stock Split for the purpose of reducing the number of stockholders of record of the Company to fewer than 300, so that it can then terminate the registration of the Common Stock under the Exchange Act and thereby end the Company's obligations as a public company under the United States securities laws, as well as terminate the listing of the Common Stock on The Nasdaq Stock Market Over-the-Counter Bulletin Board. See "The Transaction -- Reasons" and "-- Purpose" below.

DEREGISTRATION OF COMMON STOCK

    Immediately after effecting the Reverse Stock Split, the Company intends to terminate the registration of the Common Stock under the Exchange Act.

DELISTING OF COMMON STOCK

    Immediately after effecting the Reverse Stock Split, the Company also intends to terminate the listing of the Common Stock on The Nasdaq Stock Market Over-the-Counter Bulletin Board. See "The Transaction -- Effects" below.

STOCKHOLDER APPROVAL

    The Proposed Transaction does not require stockholder approval under the General Corporation Law of the State of Nevada or any other applicable law. Under the terms of the Shareholders Agreement, the consent of certain preferred stockholders of the Company to the Proposed Transaction is required, and this consent has already been obtained (see "Capital Restructuring" below). Notwithstanding that the Company is not required to obtain stockholder approval of the Proposed Transaction, since the timing of the Proposed Transaction coincides with that of the Annual Meeting and, thus, submitting the Proposed Transaction to a vote of its stockholders would not entail the additional time and expense of holding a special meeting solely for that purpose, the Company has determined to submit the Proposed Transaction for approval by its stockholders at the Annual Meeting.

EFFECT ON BENEFICIAL OWNERSHIP OF COMMON STOCK BY MAJOR STOCKHOLDERS

    The Company currently has six stockholders that beneficially own ten percent or more of the issued and outstanding Common Stock on a fully-diluted basis. Techno Expres SA ("TECHNO EXPRES") (and, through Techno Expres, the three controlling stockholders thereof, Tony Mastronardi, Guy Nathan, and Tonino Lattanzi), Caisse de Depot et Placement du Quebec ("CDPQ"), and Societe Innovatech du Grand Montreal ("INNOVATECH") currently own 10,001,920, 10,197,194, 10,197,194, 10,539,898, 67,707,322, and 10,824,558 shares of Common
Stock (or preferred stock convertible into Common Stock), respectively, representing 10.7, 10.9, 10.9, 11.3, 72.5, and 11.6 percent of the issued and outstanding Common Stock, respectively, on a fully-diluted basis. After giving effect to the proposed transaction (assuming a one to 2,000 Reverse Stock Split ratio), Techno Expres, Tony Mastronardi, Guy Nathan, Tonino Lattanzi, CDPQ, and Innovatech will own 5,000, 5,098, 5,098, 5,269, 33,853, and 5,412 shares of
Common Stock (or preferred stock convertible into Common Stock), respectively, representing 10.8, 11.0, 11.0, 11.4, 73.1, and 11.7 percent of the issued and outstanding Common Stock, respectively, on a fully-diluted basis. See "Beneficial Ownership of Common Stock" below.

    The beneficial ownership interests noted in the paragraph above for Tony Mastronardi, Guy Nathan, and Tonino Lattanzi, the three controlling stockholders of Techno Expres, include all of the 10,001,920 shares of Common Stock held by Techno Expres.

CESSATION OF PUBLIC REPORTING OBLIGATIONS

    If the Company effects the Reverse Stock Split and the subsequent deregistration as described in this proxy statement, the Common Stock will no longer be registered and the Company will no longer be a reporting company under the Exchange Act. The Company will, therefore, cease to file annual, quarterly, current, and other reports and documents with the Securities and Exchange Commission, and stockholders will cease to receive annual reports and proxy statements. Persons that remain stockholders of the Company after the Proposed Transaction is effected will, therefore, have access to much less information about the Company and its business, operations, and financial performance. See "The Transaction -- Effects" below.

EFFECTIVE DATE

    The earliest the Company can effect the Proposed Transaction is [DATE], 2004. The Company intends to effect the Proposed Transaction on or as soon as possible after that date (the date the Proposed Transaction is actually effected, the "EFFECTIVE DATE"). See "The Transaction -- Effective Date" below.

APPRAISAL RIGHTS

    Any stockholder that would receive in connection with the Proposed Transaction cash in lieu of any fractional share of Common Stock such stockholder would otherwise be entitled has the right under the General Corporation Law of the State of Nevada to dissent and instead obtain payment of the fair value of such fractional share. Any stockholder that wishes to exercise its appraisal rights in connection with the Proposed Transaction must deliver to the Company written notice of such stockholder's intent to do so not later than [DATE], 2004, in the form attached as Annex B to this proxy statement. If any dissenting stockholder and the Company cannot agree to the fair value of such fractional share, such fair value would be determined in a proceeding before a district court of the State of Nevada. Any determination of the fair value of any dissenting stockholder's Common Stock would occur after the Company has effected the Proposed Transaction. See "The Transaction -- Appraisal Rights" below.

COSTS OF PROPOSED TRANSACTION

    The Company will bear all costs arising from the preparation and dissemination of this proxy statement, which are estimated to be approximately $195,000. See "Source and Amount of Funds or Other Consideration" below.

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SPECIAL FACTORS

FAIRNESS OF THE TRANSACTION

    The board of directors of the Company has fully reviewed and considered the terms, purpose, alternatives, and effects of the Proposed Transaction, and has reasonably and unanimously determined that the Proposed Transaction, including the price to be paid for fractional shares in connection with the Reverse Stock Split, is fair to unaffiliated holders of securities of the Company, as well as to the Company, all of its stockholders, affiliated and unaffiliated, and its creditors and other stakeholders.

    In reaching its determination regarding the overall fairness of the Proposed Transaction, the board of directors considered, among other things:

    - the advantages and disadvantages to the Company of becoming a private company; namely the elimination of the Public Company Costs (as defined below under "The Transaction -- Reasons"), on the positive side, and the loss of the Public Company Benefits (as defined below under "The Transaction -- Reasons"), on the negative side;

    - the advantages and disadvantages to stockholders of the Company that would no longer be stockholders after giving effect to the Proposed Transaction; principally the opportunity to cash out their equity interest in the Company without brokerage fees, on the positive side, and the loss of the opportunity to participate in any future growth and profitability of the Company, on the negative side; and

    - the advantages and disadvantages to stockholders of the Company that would continue to be stockholders after giving effect to the Proposed Transaction; principally, the improved financial outlook for the Company resulting from the elimination of the Public Company Costs, on the positive side, and the loss of a public market for the Common Stock and extensive public information regarding the Company and its business, operations, and financial performance, on the negative side.

    In reaching its determination regarding the fairness of the $0.50 per pre-split share price to be paid for fractional shares in connection with the Reverse Stock Split (the "TRANSACTION PRICE"), the board of directors considered, among other things:

CURRENT AND HISTORICAL MARKET PRICES

    The high price for the Common Stock on The Nasdaq Stock Market Over-the-Counter Bulletin Board on [DAY], [DATE], 2004 -- the latest date for which trading data in respect of the Common Stock was available prior to printing and mailing this proxy statement -- was $[ ] (the "CURRENT MARKET PRICE"). The high price for the Common Stock on The Nasdaq Stock Market Over-the-Counter Bulletin Board on December 2, 2003 -- the day immediately prior to the date on which the Company announced publicly its intention to effect the Proposed Transaction -- was $0.27 (the "PRE-ANNOUNCEMENT MARKET PRICE"). The highest and lowest market prices for the Common Stock recorded over the past two years are listed below under "The Corporation" (the "HISTORICAL MARKET PRICES").

    The board of directors determined that the most important price datum was the Current Market Price, as it reflected the latest available assessment by the market of the value of the Common Stock. However, in order to give stockholders the benefit of the recent historical price range for the Common Stock and to ensure that the Transaction Price was fair to those stockholders receiving cash for shares of Common Stock that they may have held for a period of years, the board of directors also took into account the Historical Market Prices when setting the Transaction Price. Accordingly, the board of directors established the Transaction Price at a [ ] percent premium to the Current Price and an
85.2 percent premium to the Pre-Announcement Market Price, and near the high end of the range of Historical Market Prices (only $0.01 or 2.0 percent lower than the highest quarterly market prices over that two-year period, and up to
11.1 percent higher than the lowest quarterly high during that period) and significantly higher than the low end of that range (between 100.0 and 194.1 percent higher than the lowest quarterly market prices recorded over the same time-span) and the average high and low market prices for that period (67.8 and 78.6 percent higher, respectively).

NET ASSET VALUE

    The net asset value of the Company as at March 31, 2004 (unaudited), per outstanding share of Common Stock was $0.54 (the "BASIC NET ASSET VALUE") and per fully-diluted share of Common Stock was $0.09 (the "DILUTED NET ASSET VALUE"). The board of directors gave little weight to the Basic Net Asset Value, since both the Series A and Series B preferred stock of the Company are participating and voting and convertible at the election of the holders thereof into Common Stock. Accordingly, the board of directors determined that it was fair to stockholders receiving cash for shares of Common Stock in connection with the Reverse Stock Split to set the Transaction Price lower than the Basic Net Asset Value (by 8 percent), so long as the Transaction Price represented a substantial premium to the Diluted Net Asset Value. The Transaction Price is
82 percent higher than the Diluted Net Asset Value.

HISTORICAL EARNINGS AND FUTURE EARNINGS PROSPECTS

    The net loss of the Company for the fiscal years ended on December 31, 2002 and 2003, and for the three-month period ended on March 31, 2004 (unaudited), per outstanding share of Common Stock and Common Stock Equivalents were $0.36, $0.73, and $0.00, respectively. Since the Company was not profitable for the periods considered, and the Company does not expect its earnings per share to increase substantially in the current fiscal year, the board of directors did not give any weight to historical or projected future earnings when fixing the Transaction Price.

LIQUIDATION VALUE

    The holders of the Series C non-voting preferred stock of the Company are entitled to a liquidation preference of $0.50 per share. There are currently 25,000,000 shares of Series C non-voting preferred stock of the Company issued and outstanding, representing an aggregate liquidation preference of $12,500,000. Since the market capitalization of the Company has not exceeded $7,561,971 over the past two years, and the net asset value of the Company as at March 31, 2004 (unaudited) was only $7,911,928, both significantly lower than the aggregate Series C non-voting preferred stock liquidation preference, the board of directors determined that liquidation value per share of Common Stock was not a relevant valuation method for purposes of setting the Transaction Price.

GOING CONCERN VALUE

    The board of directors determined that the going concern value per share of Common Stock was not materially different than the Current Market Price and, thus, did not consider it a separate valuation datum when establishing the Transaction Price.

OTHER COMPARABLE TRANSACTIONS

    The board of directors considered a number of comparable transactions -- namely transactions in which other public corporations with similar cost-saving rationale for going private have effected reverse stock splits with a view to deregistering and delisting their publicly trade shares -- when weighing the procedural fairness and determining the substantive fairness of the Transaction Price.

    In most of the comparable transactions that the board of directors considered, due to the financial situation of the company effecting the going private transaction, the cost-saving purpose of the transaction, and the low transaction value (in terms of cash to be paid in lieu of issuing fractional shares) relative to the cost of implementing certain procedural safeguards, the companies did not obtain third-party fairness opinions or appraisals, did not form independent committees of the board of directors to approve the transaction or the price to be paid for fractional shares, did not engage independent representatives to act on behalf of stockholders, and, if not required by applicable corporate law, did not obtain stockholder approval of the transactions.

    The Transaction Price is within the range of transaction prices paid in those comparable transactions in terms of observable metrics such as current and historical market prices and net asset value.

    The Proposed Transaction does not require stockholder approval (including any approval by at least a majority of unaffiliated holders of securities of the Company) under the General Corporation Law of the State of Nevada or any other applicable law. Notwithstanding that the Company is not required to obtain stockholder approval of the Proposed Transaction, since the timing of the Proposed Transaction coincides with that of the Annual Meeting and, thus, submitting the Proposed Transaction to a vote of its stockholders would not entail the additional time and expense of holding a special meeting solely for that purpose, the Company has determined to submit the Proposed Transaction for approval by its stockholders at the Annual Meeting.

    The Proposed Transaction does require the approval of CDPQ and Innovatech, preferred stockholders of the Company, under the amended and restated voting trust and limited shareholders agreement, dated June 10, 2003, (the "Shareholders Agreement") among Techno Expres, CDPQ, Innovatech, and the Company (filed as Exhibit 9.1 to the Quarterly Report of the Company on Form 10-QSB for the quarterly period ended June 30, 2003). The Company has sought and obtained such approval by written consent of such preferred stockholders dated December 2, 2003.

    All of the members of the board of directors of the Company, including all of the directors that are not employees of the Company, approved the Proposed Transaction. The Company has not retained an unaffiliated representative to avt solely on behalf of unaffiliated holders of securities of the Company for purposed of negotiating the terms of the Proposed Transaction or preparing a report concerning the fairness of the Proposed Transaction. The board of directors of the Company has reasonably and unanimously determined that the costs of retaining any such representative or obtaining any such report, in light of the current finances of the Company, the cost-saving rationale for the Proposed Transaction, and the aggregate amount of consideration to be paid for fractional shares of Common Stock in connection with the Proposed Transaction, far outweigh any benefits to the Company or any holders of its securities, affiliated or unaffiliated, of retaining any such representative or obtaining any such report and, thus, is not justifiable under the circumstances.

    All of the members of the board of directors of the Company, including all of the directors that are not employees of the Company, approved the Proposed Transaction, and believe that the decision to effect the Proposed Transaction and the determination of the Transaction Price to be paid in connection therewith were procedurally fair.

    The board of directors determined that certain relatively common procedural safeguards, such as stockholder votes and third party appraisals were not necessary under the circumstances to ensure the fairness of the Proposed Transaction. The board of directors also determined that such actions were inappropriate in the case of the Proposed Transaction, since the cost of implementing any such safeguards would have been so high as to preclude the Company from effecting the Proposed Transaction, a transaction the board of directors has determined is clearly in the best interests of the Company and its stockholders.

    The Company is not aware of any firm offer by any unaffiliated person during the past two years in respect of: (i) the merger or consolidation of the Company with or into another company, or vice versa; (ii) the sale or other transfer of all or any substantial part of the assets of the Company; or (iii) a purchase of the Company's securities that would enable the holder to exercise control over the Company.

REPORTS, OPINIONS, APPRAISALS, AND CERTAIN NEGOTIATIONS

    The Company has not sought or received any report, opinion (other than any opinion of counsel), or appraisal from any outside party that is materially related to the Proposed Transaction. This includes reports, opinions, and appraisals relating to the consideration or the fairness of the consideration to be paid to holders of fractional shares of Common Stock in connection with the Reverse Stock Split, or to the fairness of the Proposed Transaction to the Company or unaffiliated holders of securities of the Company. The board of directors of the Company has reasonably and unanimously determined that the costs of obtaining any such report, opinion, or appraisal, in light of the current finances of the Company, the cost-saving rationale for the Proposed Transaction, and the aggregate amount of consideration to be paid for fractional shares of Common Stock in connection with the Proposed Transaction, far outweigh any benefits to the Company or any holders of its securities, affiliated or unaffiliated, of obtaining any such report, opinion, or appraisal and, thus is not justifiable under the circumstances. The fee for a third-party fairness opinion is estimated to be in excess of $75,000. The board of directors of the Company concluded that in relation to the aggregate consideration to be paid to stockholders, this would constitute a wasting of corporate assets since more of the Company's limited resources would unnecessarily be diverted to a third party.

THE CORPORATION

    The full legal name of the Company is "TouchTunes Music Corporation". The address and telephone number of the principal executive offices of the Company are 1800 East Sahara Avenue, Suite 107, Las Vegas, Nevada 89104, and
(702) 792-7405, respectively. The address and telephone number of the principal business offices of the Company are 3 Place du Commerce, 4th Floor, Montreal, Quebec H3E 1H7, Canada, and (514) 762-6244, respectively.

    The Company is involved in the digital distribution of interactive music to music-on-demand applications. The first such music-on-demand application developed by the Company were its digital jukeboxes (the "Digital Jukeboxes"), which utilize digitally compressed audio technology to distribute music titles through a proprietary distribution network. The Company is also developing its technology for other music-on-demand applications.

    The exact title of the Common Stock is Class A voting common stock, par value $0.001 per share, of the Company. The number of shares of Common Stock outstanding as of [DATE], 2004, was 14,827,394.

    The principal market in which the Common Stock is traded is The Nasdaq Stock Market Over-the-Counter Bulletin Board under the symbol TTMC. The high and low sales prices for the Common Stock in The Nasdaq Stock Market Over-the-Counter Bulletin Board for each quarter during the past two years were as follows:

QUARTER                                                HIGH       LOW
-------                                              --------   --------
Q2 2002............................................   $0.50      $0.25
Q3 2002............................................   $0.51      $0.25
Q4 2002............................................   $0.51      $0.17
Q1 2003............................................   $0.46      $0.20
Q2 2003............................................   $0.45      $0.18
Q3 2003............................................   $0.51      $0.20
Q4 2003............................................   $0.51      $0.21
Q1 2004............................................   $0.45      $0.18

    The Company has not paid any dividends in respect of the Common Stock during the past two years. The Company is prohibited from paying dividends under its banking agreements with National Bank of Canada and the Shareholders Agreement.

    The Company has not made an underwritten public offering of common stock for cash during the past three years that was registered under the Securities Act of 1933 or exempt from registration under Regulation A.

    The Company is the person filing this proxy statement with the Securities and Exchange Commission and furnishing it to the stockholders of the Company.

INFORMATION ABOUT THE COMPANY

DESCRIPTION OF THE BUSINESS

    Item 1 of Part I of the annual report of the Company on Form 10-KSB for the year ended December 31, 2003 is hereby incorporated by reference.

DESCRIPTION OF PROPERTY

    Item 2 of Part I of the annual report of the Company on Form 10-KSB for the year ended December 31, 2003 is hereby incorporated by reference.

LEGAL PROCEEDINGS

    Item 3 of Part I of the annual report of the Company on Form 10-KSB for the year ended December 31, 2003 is hereby incorporated by reference.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDERS MATTERS

    Item 5 of Part II of the annual report of the Company on Form 10-KSB for the year ended December 31, 2003 is hereby incorporated by reference.

MANAGEMENT'S DISCUSSION OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS

    Item 6 of Part II of the annual report of the Company on Form 10-KSB for the year ended December 31, 2003 is hereby incorporated by reference.

FINANCIAL STATEMENTS

    Item 7 of Part II of the annual report of the Company on Form 10-KSB for the year ended December 31, 2003 is hereby incorporated by reference.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS REGARDING ACCOUNTING AND FINANCIAL
  DISCLOSURE

    Item 8 of Part II of the annual report of the Company on Form 10-KSB for the year ended December 31, 2003 is hereby incorporated by reference.

THE EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY ARE:

                                 CURRENT PRINCIPAL OCCUPATION  OTHER MATERIAL OCCUPATIONS DURING  COUNTRY OF
NAME AND TITLE                   AND BUSINESS ADDRESS          PAST FIVE YEARS                    CITIZENSHIP
--------------                   ----------------------------  ---------------------------------  -----------
John Perrachon.................  President and chief           Member of the board of directors   France
President and Chief Executive    executive officer of the      of the Company from June 2002 to
  Officer; Director              Company from June 2002 to     present; see the business address
                                 present; see the business     of the Company above
                                 address of the Company above
                                                               Chief executive officer of
                                                               De Agostini Atlas Editions,
                                                               a direct marketing company
                                                               specializing in children's
                                                               entertainment and educational
                                                               products, from 1996 to 2001; 919
                                                               3rd Avenue, New York, New York

Guy Nathan.....................  Executive vice president,     Senior vice president of           France
Executive Vice President,        technology of the Company     the Company from December 1994 to
Technology; Director             from December 2002 to         March 2002 and consultant to the
                                 present; see the business     Company from March 2002 to
                                 address of the Company above  December 2002; see the business address of the Company above

                                                               Member of the board of directors
                                                               of the Company from
                                                               December 1994 to present; see the
                                                               business address of the Company
                                                               above

                                 CURRENT PRINCIPAL OCCUPATION  OTHER MATERIAL OCCUPATIONS DURING  COUNTRY OF
NAME AND TITLE                   AND BUSINESS ADDRESS          PAST FIVE YEARS                    CITIZENSHIP
--------------                   ----------------------------  ---------------------------------  -----------
Matthew Carson.................  Executive officer of the      Vice president, finance and chief  Canada
Vice President, Finance and      Company from March 2001 to    financial officer of MDP
  Chief Financial Officer        present; see the business     Worldwide Entertainment Inc., a
                                 address of the Company above  film production and distribution company, from November 1998 to
                                                               February 2001; 77 Rue de la
                                                               Commune, Montreal, Quebec,
                                                               H3C 1Y1

Daniel McAllister..............  Executive officer of the      Director of sales for the Company  United States
Vice President, Coin-Operated    Company from March 2002 to    from August 1997 to March 2002;
  Sales                          present; see the business     see the business address of the
                                 address of the Company above  Company above

Dominique Dion.................  Executive officer of the      Research and development project   Canada
Vice President, Research and     Company from June 2003 to     manager for the Company from
  Development                    present; see the business     January 1998 to June 2003; see
                                 address of the Company above  the business address of the
                                                               Company above

Chris Marcolefas...............  Executive officer of the      Director of Finance for the        Canada
Vice President, Operations       Company from June 7, 2004 to  Company from January 1998 to
                                 present; see the business     February 2001, chief financial
                                 address of the Company above  officer and vice president,
                                                               business development for the
                                                               company from February 2001 to
                                                               March 2002 and consultant to the
                                                               Company from March 2002 to June
                                                               2004, see the business address of
                                                               the Company above

Laurie Hughes..................  Executive officer of the      Director of business affairs,      United States
Vice President, Business         Company from January 2004     ASCAP, from September 1995 to
Affairs and Licensing            to present; see the business  September 2003. Assistant vice address of the Company above  president, business affairs,
                                                               ASCAP, from September 2003 to
                                                               December 2003; One Lincoln Plaza,
                                                               New York, New York 10023

                                 CURRENT PRINCIPAL OCCUPATION  OTHER MATERIAL OCCUPATIONS DURING  COUNTRY OF
NAME AND TITLE                   AND BUSINESS ADDRESS          PAST FIVE YEARS                    CITIZENSHIP
--------------                   ----------------------------  ---------------------------------  -----------
Pierre Desjardins..............  Retired; see the business     Member of the board of directors   Canada
Director                         address of the Company above  of the Company from
                                                               December 2000 to present and
                                                               chairman of the board of
                                                               directors of the Company from
                                                               March 2002 to present; see the
                                                               business address of the Company
                                                               above

                                                               Chief executive officer of Total
                                                               Containment Inc., an engineering
                                                               services and underground
                                                               containment equipment
                                                               manufacturing company, from
                                                               January 1996 to January 2000,
                                                               and chairman of the board of
                                                               directors of Total
                                                               Containment Inc. from
                                                               January 1996 to present

Tony Mastronardi...............  Director of the Company       Chief executive officer of the     Canada
Director                         from December 1994 to         Company from December 1994 to
                                 present; see the business     June 2002 and Executive Vice
                                 address of the Company above  President, business development and marketing from June 2002 to
                                                               June 2004; see the business
                                                               address of the Company above
                                                               Member of the board of directors
                                                               of the Company from
                                                               December 1994 to present; see the
                                                               business address of the Company
                                                               above

Sophie Forest..................  Managing partner,             Member of the board of directors   Canada
Director                         Brightspark Capital           of the Company from
                                 Partners Inc.; 1000 de la     September 2000 to March 2002 and
                                 Gauchetiere West Montreal,    from January 2004 to present; see
                                 Quebec H3A 4W5                the business address of the
                                                               Company above

Didier Benchimol...............  Senior partner of CDP         Member of the board of directors   France
Director                         Technology Ventures; 128 Rue  of the Company from March 2003 to
                                 de Faubourg Saint Honore,     present; see the business address
                                 75008 Paris, France           of the Company above

                                 CURRENT PRINCIPAL OCCUPATION  OTHER MATERIAL OCCUPATIONS DURING  COUNTRY OF
NAME AND TITLE                   AND BUSINESS ADDRESS          PAST FIVE YEARS                    CITIZENSHIP
--------------                   ----------------------------  ---------------------------------  -----------
Marc Ferland...................  Senior partner of CDP         Member of the board of directors   Canada
Director                         Technology Ventures; 1000     of the Company from March 2004 to
                                 Place Jean Paul Riopelle,     present; see the business address
                                 Montreal, Quebec, H2Z 2B3     of the Company above

Robert Jamieson................  Chairman and chief executive  Member of the board of directors   United States
Director                         officer of RCA Music Group,   of the Company from June 1, 2004
                                 BMG North America;            to present; see the business
                                 113 Meadow Wood Drive,        address of the Company above
                                 Greenwich, CT, 06830          Chairman and chief executive
                                                               officer of RCA Music Group,
                                                               BMG North America since 2001
                                                               (prior to which president and
                                                               chief executive officer thereof
                                                               from 2000. From 1997 to 2000,
                                                               chairman and chief executive
                                                               officer of RCA Music Group

    Neither the Company nor any of the above-listed executive officers or directors of the Company: (i) was convicted in a criminal proceeding during the past five years (excluding violations and similar misdemeanors); or (ii) was a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree, or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

    Techno Expres, a French corporation, which owns beneficially and of record 10,001,920 shares of Common Stock, representing sixty-seven percent of the outstanding Common Stock could be deemed a controlling affiliate of the Company. The principal business of Techno Expres is a holding company. The business address of Techno Expres is 36 Rue du Marche, Alfortville, France, 94140.

    To the knowledge of the Company, the executive officers, directors, and controlling shareholders of Techno Expres are:

                             CURRENT PRINCIPAL OCCUPATION  OTHER MATERIAL OCCUPATIONS   COUNTRY OF
NAME AND TITLE               AND BUSINESS ADDRESS          DURING PAST FIVE YEARS       CITIZENSHIP
--------------               ----------------------------  --------------------------   -----------
Tony Mastronardi...........  See above                     See above                    See above
Shareholder

Guy Nathan.................  See above                     See above                    See above
President and General
Manager Director

Tonino Lattanzi............  Businessman; 12 Rue du Bois,              --               France
Director and Shareholder     92240 Clamart, France

Francoise Lattanzi.........              --                            --               France
Director and Shareholder...  12 Rue du Bois 92240
                             Clamart, France

Patrick Le Calve...........  Accountant; 20 Avenue Albert  n/a                          France
Director                     Chennevieres, Marme, France

    To the knowledge of the Company, neither Techno Expres nor any of the above-listed executive officers or directors of Techno Expres: (i) was convicted in a criminal proceeding during the past five years (excluding violations and similar misdemeanors); or (ii) was a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree, or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

BENEFICIAL OWNERSHIP OF COMMON STOCK

    The table below sets forth the number of shares of outstanding Common Stock owned beneficially by each person named above under "The Corporation" as of [DATE], 2004, and the percentage of the total outstanding Common Stock represented by such shares. The table below sets forth separately the number of shares of Common Stock each such person has the right to acquire within sixty days upon the exercise or conversion of securities exercisable for or convertible into Common Stock, and the percentage of the total outstanding Common Stock on a fully diluted basis represented by all shares of Common Stock beneficially owned thereby. Each of the persons named below has the sole voting and dispositive power in respect of the Common Stock beneficially owned thereby unless otherwise indicated.

                                                                 PERCENT                          PERCENT DILUTED
                                         SHARES BENEFICIALLY   OUTSTANDING    SHARES ACQUIRABLE       COMMON
NAME                                            OWNED          COMMON STOCK    WITHIN 60 DAYS        STOCK(1)
----                                     -------------------   ------------   -----------------   ---------------
John Perrachon.........................          68,750           **               2,236,934        13.5%

Tony Mastronardi.......................      10,197,194         68.8%                238,500        69.2%

Guy Nathan.............................      10,197,194         68.8%                 87,750        69.0%

Matthew Carson.........................        --                 --                 131,250          **

Daniel McAllister......................        --                 --                 112,050          **

Laurie Hughes..........................        --                 --                --                --

Dominique Dion.........................           1,500           **                  20,530          **

Chris Marcolefas.......................        --                 --                --                --

Pierre Desjardins......................          33,400           **                  20,000          **

Sophie Forest..........................        --                 --                --                --

Marc Ferland...........................        --                 --                --                --

Robert Jamieson........................        --                 --                --                --

Didier Benchimol.......................        --                 --                --                --

Techno Expres..........................      10,001,920         67.5%               --              67.5%

Tonino Lattanzi........................      10,539,898         71.1%               --              71.1%

CDPQ...................................        --                 --              67,707,322        82.0%

Societe Innovatech du Grand Montreal...        --                 --              10,824,558        42.2%

------------

(1) Note that the percentage of beneficial ownership in this table - as opposed to the table of "Beneficial Ownership of Certain Beneficial Owners and Management" under "Proposal 2 -- Election of Directors -- Beneficial Ownership" below -- is calculated in accordance with Rule 13d-3 Under the Securities Exchange Act of 1934, whereby, the percentage of beneficial ownership of a given class of securities is determined by dividing the number of securities beneficially owned (I.E., including those acquirable within 60 days through the exercise of any option, warrant, or right; through the conversion of a security; and pursuant to the automatic termination of a trust, discretionary account, or similar arrangement) by the number of outstanding securities of the class of securities. For purposes of such computation, the denominator of outstanding securities includes not only the outstanding securities, but also, for each beneficial owner, the securities not outstanding which are subject to such beneficial owner's options, warrants, rights, or conversion privileges. Note that the securities acquirable by a certain beneficial owner through options, warrants, rights, or conversion rights are not considered outstanding securities for computation of beneficial ownership percentage of other persons.

    The Company currently has six stockholders that beneficially own ten percent or more of the issued and outstanding Common Stock on a fully-diluted basis. Techno Expres (and, through Techno Expres, the three controlling stockholders thereof, Tony Mastronardi, Guy Nathan, and Tonino Lattanzi), CDPQ, and Innovatech currently own 10,001,920, 10,197,194, 10,197,194, 10,539,898,
67,707,322, and 10,824,558 shares of Common Stock (or preferred stock convertible into Common Stock), respectively, representing 10.7, 10.9, 10.9, 11.3, 72.5, and 11.6 percent of the issued and outstanding Common Stock, respectively, on a fully-diluted basis. After giving effect to the proposed transaction (assuming a one to 2,000 Reverse Stock Split ratio), Techno Expres, Tony Mastronardi, Guy Nathan, Tonino Lattanzi, CDPQ, and Innovatech will own 5,000, 5,098, 5,098, 5,269, 33,853, and 5,412 shares of Common Stock (or preferred stock convertible into Common Stock), respectively, representing 10.8, 11.0, 11.0, 11.4, 73.1, and 11.7 percent of the issued and outstanding Common Stock, respectively, on a fully-diluted basis.

    The beneficial ownership interests noted in the chart and paragraph above for Tony Mastronardi, Guy Nathan, and Tonino Lattanzi, the three controlling stockholders of Techno Expres, include all of the 10,001,920 shares of Common Stock held by Techno Expres.

    Pursuant to the Third Amended and Restated Articles of Incorporation of the Company each holder of Series A Preferred Stock and Series B Preferred Stock has full voting rights equal to the voting rights of the holders of Common Stock, and all such holders vote together as a single class on all matters submitted to the stockholders of the Company for their approval. Accordingly, to be approved the Proposed Transaction requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock, voting together as a single class.

THE TRANSACTION

MATERIAL TERMS

    The board of directors of the Company has approved a proposal that the Company effect a reverse stock split of the Common Stock, to be effected at a ratio of between one to 2,000 and one to 1,500, inclusive. Such determination will be based on the best information then available as to the number of beneficial owners of Common Stock and the numbers of shares of Common Stock held by such stockholders, with a view to reducing the number of beneficial owners of Common Stock, not just record holders of Common Stock, to fewer than 300. However, since many beneficial owners of shares of Common Stock do not have such shares registered in their own names, but rather in "street names" -- i.e., through a broker, bank, or other third party -- it will be impossible for the board of directors to know such information with certainty. Accordingly, it is possible that even at a ratio of one to 2,000, the Company may not achieve (or know with certainty whether or not it has achieved) its objective of reducing the number of beneficial owners of Common Stock to fewer than 300, in which case the Company could be forced to increase the ratio to be used in the Reverse Stock Split, abandon the Proposed Transaction, effect a further reverse stock split after the Proposed Transaction has been effected, or effect the Reverse Stock Split with fewer than 300 record holders but more than 300 beneficial owners of Common Stock. The Company would prefer (but is not required under the federal securities laws) to use the number of beneficial owners of Common Stock rather than the number of records holders as the benchmark for determining the appropriate Reverse Stock Split ratio in order to ensure that the Company does not involuntarily or inadvertently become a public company again after the Proposed Transaction is effected. The board of directors of the Company will determine the final ratio immediately prior to effecting the Reverse Stock Split, and will announce that determination immediately after effecting the Reverse Stock Split, both by press release and by a final amendment to the Schedule 13E-3 and filed with the Securities and Exchange Commission in connection with the Proposed Transaction.

    If, for example, the Reverse Stock Split is effected at a ratio of one to 2,000, immediately after giving effect to the Reverse Stock Split, stockholders would hold one whole share of Common Stock for each 2,000 shares of Common Stock held thereby immediately prior to giving effect to the Reverse Stock Split.

    In connection with the Reverse Stock Split, the Company will pay to all holders of Common Stock that otherwise would hold fractional shares after giving effect to the Reverse Stock Split, in lieu of issuing fractional shares to such stockholders, cash in the amount of $0.50 per pre-split share of Common Stock that is represented by such fractional shares.

    If, for example, the Reverse Stock Split is effected at a ratio of one to 2,000, all stockholders holding 1,999 or fewer shares of Common Stock immediately prior to giving effect to the Reverse Stock Split would no longer hold any Common Stock immediately after giving effect to the Reverse Stock Split, but would instead be entitled to payment of $0.50 per share of Common Stock held thereby immediately prior to giving effect to the Reverse Stock Split.

    The fractional shares of Common Stock acquired by the Company in connection with the Reverse Stock Split will be retired.

    The board of directors of the Company may postpone or abandon the Proposed Transaction at any time prior to its effectuation for any reason. The board of directors of the Company might elect to abandon the Proposed Transaction if the cost of achieving the purpose of the Proposed Transaction is prohibitively high.

PURPOSE

    The purpose of the Proposed Transaction is to effect a going private transaction by reducing the number of stockholders of record of the Company to fewer than 300 and thereafter terminating the registration of the Common Stock under the Exchange Act, thereby ending the Company's obligations as a public company under the United States securities laws, and terminating the listing of the Common Stock on The Nasdaq Stock Market Over-the-Counter Bulletin Board.

ALTERNATIVES

    In addition to a reverse stock split, the Company considered other methods of effecting a going private transaction (including an issuer tender offer, a purchase of shares in the open market, and a statutory merger), but determined that a reverse stock split was the surest, easiest, most expeditious, and most cost effective method for achieving that end.

REASONS

    The Company incurs significant direct and indirect costs complying with its periodic reporting and other obligations under the Exchange Act and the rules of The Nasdaq Stock Market Over-the-Counter Bulletin Board (collectively, the "PUBLIC COMPANY COSTS"), including: the legal, accounting, printing, mailing, and administrative costs of preparing, reviewing, printing, and distributing the reports and other filings required under the Exchange Act and the rules of The Nasdaq Stock Market Over-the-Counter Bulletin Board; the broker and transfer agent charges for forwarding materials to beneficial holders of Common Stock; the management time and attention expended in preparing and reviewing such reports and other filings; the substantially higher premiums for directors' and officers' insurance policies payable by public companies; and the disadvantage of publicly disclosing detailed operational and financial information of the Company when non-public competitors are not required to make comparable disclosures. The direct, out-of-pocket costs comprising the Public Company Costs alone amount to approximately $300,000 each year.

    The Company does not, however, presently intend to exploit the principal benefits of being a public company -- namely to raise capital through sales of securities in a public offering or to acquire other businesses or companies using stock as consideration (collectively, the "Public Company Benefits").

    The board of directors of the Company has determined that the Public Company Costs currently and in the foreseeable future will far outweigh the Public Company Benefits and, thus, it is no longer in the best interests of the Company or its stockholders, creditors, or other stakeholders for the Company to remain a public company.

EFFECTS

    If the Company effects the Proposed Transaction as described in this proxy statement, the Common Stock will no longer be registered and the Company will no longer be a reporting company under the Exchange Act, and the Common Stock will no longer be listed for trading on The Nasdaq Stock Market Over-the-Counter Bulletin Board.

    The Company will, therefore, cease to file annual, quarterly, current, and other reports and documents with the Securities and Exchange Commission, and stockholders will cease to receive annual reports and proxy statements. Persons that remain stockholders of the Company after the Proposed Transaction is effected will, therefore, have access to much less information about the Company and its business, operations, and financial performance.

    There will no longer be any public market for the Common Stock, and the market for the Common Stock will, accordingly, be much less liquid, adversely affecting the ability of stockholders to sell their Common Stock.

    The Company also will no longer incur the substantial Public Company Costs described above, thereby improving the Company's financial position to the benefit of the Company's stockholders, creditors, and other stakeholders.

BACKGROUND TO THE TRANSACTION

    At various points during 2002, senior management of the Company informally raised with the board of directors of the Company, both during meetings of the board of directors and outside of those meetings, the determination of senior management that the Public Company Costs then exceeded substantially the Public Company Benefits.

    At a meeting of the board of directors of the Company held on November 7, 2002, the board of directors directed senior management of the corporation to provide the board of directors with a report analyzing the Public Company Costs, the Public Company Benefits, and the different methods by which the Company could potentially effect a going private transaction with a view to eliminating the Public Company Costs.

    At a meeting of the board of directors of the Company held on December 10, 2002, Mr. Matthew Carson, the vice president finance and chief financial officer of the Company, delivered a report to the board of directors outlining and analyzing the most common alternative structures for effecting a going private transaction. The report concluded that the Public Company Costs then did in fact exceed substantially the Public Company Benefits, and that a reverse stock split would be the most cost effective method of effecting a going private transaction. The board of directors discussed the report at length, the timing of the going private process, and alternative transaction structures, including an issuer tender offer, a purchase of shares in the open market, and a statutory merger. The board of directors determined that, before taking any further steps to consider or effect a going private transaction, the Company should resolve certain issues relating to its capital structure and tight cash flow situation. It therefore postponed further discussion of the matter to a future date.

    At a meeting of the board of directors of the Company held on March 20, 2003, Mr. John Perrachon, the president and chief executive officer of the Company, raised again the benefits of eliminating the significant Public Company Costs by effecting a going private transaction. The board again discussed the issue at length, with each member of the board of directors expressing his views of the advantages and disadvantages of the Company remaining a public company. Mr. Pierre Desjardins, the chairman of the board of directors then asked that the management of the Company consult with its outside legal counsel to determine if the discussions of the board of directors in respect of a potential going private transaction were advanced enough to require disclosure by the Company in a proxy statement or other report to be filed with the Securities and Exchange Commission. It again postponed further discussion of the matter to a future date.

    At a meeting of the board of directors of the Company held on August 7, 2003, the board of directors again considered the issue of the Public Company Costs far outweighing the Public Company Benefits, and discussed at length the alternative transaction structures (including an issuer tender offer, a purchase of shares in the open market, and a statutory merger) for effecting a going private transaction with a view to eliminating the Public Company Costs. The board of directors unanimously determined that it was then in the best interests of the Company to effect such going private transaction by means of a reverse stock split, subject to determining the costs of doing so, and directed the management of the Company to assess the costs of effecting such a transaction and report back its findings to the board of directors.

    At a meeting of the board of directors of the Company held on September 17, 2003, the board of directors unanimously resolved to direct the management of the Company to commence the process of effecting a going private transaction by means of the Proposed Transaction, subject to a final determination of the board of directors in respect of an appropriate reverse stock split ratio and purchase price for fractional shares, and directed the management to report to the board of directors all material developments in such process, as well as management's analysis of the fair value of the Common Stock for purposes of establishing a purchase price for fractional shares.

    At a meeting of the board of directors of the Company held on November 4, 2003, the board of directors discussed the fair value of the Common Stock, which it determined to be $0.50 per share. The board of directors discussed such valuation at length, as well as the costs and benefits of obtaining a third-party appraisal of the fair value of the Common Stock. The board of directors unanimously directed the management to assess such costs and benefits and report back its findings to the board of directors.

    At a meeting of the board of directors of the Company held on November 18, 2003, the board of directors assessed the costs and benefits of obtaining a third-party appraisal of the fair value of the Common Stock, and concluded that the costs of obtaining such a report outweighed the benefits of doing so. The board of directors again discussed the issue of the fair value of the Common Stock. The board of directors unanimously determined that obtaining a third-party appraisal of the fair value of the Common Stock in connection with the Reverse Stock Split was not in the best interests of the Company or its stockholders in light of the substantial costs of doing so when compared to the overall value to be paid to stockholders in connection with the Proposed Transaction. The board of directors also resolved to set the Transaction Price at $0.50 per share.

    At a meeting of the board of directors of the Company held on March 18, 2004, the board of directors revisited its analysis of the fair value of the Common Stock and determination of the Transaction Price in light of the passage of time since completing such analysis and determination. The board of directors unanimously determined that the Transaction Price still equaled the fair value of the Common Stock and resolved to maintain the Transaction Price at $0.50 per share.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The summary of United States federal income tax consequences set forth below is for general information only and is based on the law as currently in effect. The tax consequences to each stockholder will depend in part upon such stockholder's particular situation. Special tax consequences not described herein may be applicable to particular classes of taxpayers, such as financial institutions, brokers, dealers, persons who are not citizens or residents of the United States, foreign corporations, tax exempt organizations, persons that acquired their Common Stock as part of a straddle, hedge, or other integrated instrument, and stockholders that acquired their Common Stock through the exercise of an employee stock option or otherwise as compensation.

CONSEQUENCES OF THE PROPOSED TRANSACTION TO STOCKHOLDERS

    The Proposed Transaction is not expected to have material United States federal income tax consequences to the Company or to stockholders that do not receive cash in lieu of fractional shares.

    The receipt of cash in lieu of fractional shares pursuant to the Reverse Stock Split will be a taxable transaction for United States federal income tax purposes and also may be a taxable transaction under applicable state, local, or foreign tax laws. Generally, a stockholder that receives cash in lieu of a fractional share pursuant to the Reverse Stock Split will recognize gain or loss for United States federal income tax purposes in an amount equal to the difference between the amount of cash received in exchange for the fractional share and such stockholder's adjusted tax basis in the Common Stock. Provided that the Common Stock constitutes a capital asset in the hands of the stockholder, such gain or loss will be capital gain or loss, and will be long-term capital gain or loss if the stockholder has held the Common Stock for more than one year at the time of sale. Under current law, the maximum
United States federal income tax rate applicable to non-corporate taxpayers on net long-term capital gains is fifteen percent and the maximum regular
United States federal income tax rate on ordinary income is thirty-five percent. The deductibility of capital losses is subject to limitations.

BACKUP WITHHOLDING

    A stockholder (other than exempt stockholders including, among others, all corporations) that receives cash in lieu of a fractional share may be subject to twenty-eight percent backup withholding unless the stockholder provides its taxpayer identification number ("TIN") and certifies that such number is correct or properly certifies that it is awaiting a TIN, or unless an exemption applies. A stockholder that does not furnish its TIN may be subject to a penalty imposed by the Internal Revenue Service (the "IRS"). If backup withholding applies to a stockholder, the corporation is required to withhold twenty-eight percent from payments to such stockholder. Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the United States federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an appropriate income tax return on a timely basis.

    ALL STOCKHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES OF THE PROPOSED TRANSACTION TO THEM, INCLUDING THE APPLICABILITY AND EFFECT OF THE ALTERNATIVE MINIMUM TAX AND ANY STATE, LOCAL, OR FOREIGN INCOME AND OTHER TAX LAWS AND OF CHANGES IN SUCH TAX LAWS.

EFFECTIVE DATE

    The earliest the Company can effect the Proposed Transaction is [DATE], 2004. The Company intends to effect the Proposed Transaction on or as soon as possible after that date.

    The Reverse Stock Split will become effective upon the filing of a certificate in respect of the Reverse Stock Split with the Secretary of State of the State of Nevada.

    The suspension of the Company's obligation to file periodic reports and other documents under the Exchange Act will become effective upon the filing with the Securities and Exchange Commission of a certification and notice of termination of registration on Form 15 after the filing of such certificate with the Secretary of State of the State of Nevada, and the termination of the registration of the Common Stock will become effective ninety days thereafter.

    The delisting of the Common Stock will become effective upon the delivery of a notice in respect thereof with the National Association of Securities Dealers after the filing with the Securities and Exchange Commission of such certification and notice of termination of registration on Form 15.

EXCHANGE OF CERTIFICATES AND PAYMENT FOR FRACTIONAL SHARES

    The Company's transfer agent, National Stock Transfer (the "Transfer Agent"), will act as the Company's agent for purposes of exchanging certificates and paying for fractional shares in connection with the Reverse Stock Split.

    As of the Effective Date, each existing share of Common Stock held by any holder of Common Stock shall automatically be converted into the right to receive the whole number of shares of new Common Stock determined by dividing the aggregate number of existing shares of Common Stock then held by such person by the number specified by the board of directors of the Company as the Reverse Stock Split ratio; provided that any holder that would otherwise be entitled to a fractional share will not be entitled to receive any fractional new share of Common Stock, but instead will be entitled to payment of cash in the amount of $0.50 multiplied by the aggregate number of pre-split shares of Common Stock represented by such fractional new share of Common Stock.

    As soon as practicable after the Effective Date, the Company will send to each holder of record of Common Stock, and to each beneficial owner of Common Stock held in "street name" on behalf of such owner, instructions for surrendering any certificates held thereby representing such shares of Common Stock. Such instructions will include a letter of transmittal to be completed and returned to the Transfer Agent by the holder of such certificates, together with such certificates. The letter attached as Annex B ("Form for Demand for Payment of Fair Value") to this proxy statement is not a letter of transmittal for purposes of surrendering shares of Common Stock for exchange or payment. The attached letter should only be used by stockholders that wish to exercise their appraisal rights.

    As soon as practicable after the Transfer Agent receives any surrendered certificate, together with a duly completed and executed letter of transmittal with respect thereto and such other documents as the Company may require, the Transfer Agent will deliver to the person in whose name such certificate has been issued: (i) a new certificate registered in the name of such person representing the number of whole shares of Common Stock into which the shares of Common Stock represented by such surrendered certificate have been reduced as a result of the Reverse Stock Split; or (ii) if such person would otherwise be entitled to receive a fractional share after giving effect to the Reverse Stock Split, cash in an amount equal to $0.50 per pre-split share of Common Stock that is represented by such fractional share.

    For purposes of determining ownership of shares of Common Stock on the Effective Date, such shares will be considered held by the person in whose name such shares are registered on the records of the Company or, in the case of shares held by a broker, bank, or other third party in "street name" on behalf of its client, in the name of the person whose account such shares are held in by such broker, bank, or other third party on the Effective Date, regardless of the beneficial ownership of those shares.

    No service charge, brokerage commission, or transfer tax will be payable by any holder of any old certificate evidencing shares of Common Stock in connection with the issuance of a new certificate in respect thereof, except that if any new certificate is to be issued in a name other than that in which the old certificate that is surrendered for exchange is registered, it will be a condition to such issuance that: (i) the person requesting such issuance pay to the Company any transfer taxes payable by reason of such transfer (or any prior transfer of such surrendered certificate, if any) or establish to the satisfaction of the Company that such taxes have been paid or are not payable; and (ii) the surrendered certificate has been properly endorsed and otherwise in proper form for transfer.

    If any certificate evidencing Common Stock has been lost or destroyed, the Company may in its sole discretion accept in lieu thereof a duly executed affidavit and indemnity agreement in a form satisfactory to the Company. The holder of any shares of Common Stock evidenced by any certificate that has been lost or destroyed must submit, in addition to the letter of transmittal sent by the Company, the above-referenced affidavit and indemnity agreement, and any other document required by the Company, a bond or other security satisfactory to the Company indemnifying the Company and all other persons against any losses incurred as a consequence of issuing a certificate evidencing new shares of Common Stock or paying cash in lieu of issuing fractional shares of Common Stock in exchange for the existing shares of Common Stock evidenced or purported to be evidenced by such lost or destroyed certificate. Additional instructions with respect to lost or destroyed certificates will be included with the letter of transmittal that the Company will send to stockholders after the Effective Date.

    DO NOT SEND SHARE CERTIFICATES TO THE CORPORATION OR THE TRANSFER AGENT UNTIL AFTER YOU HAVE RECEIVED THE ABOVE-REFERENCED LETTER OF TRANSMITTAL AND ACCOMPANYING INSTRUCTIONS.

APPRAISAL RIGHTS

    Any stockholder that would receive in connection with the Reverse Stock Split cash in lieu of any fractional share of Common Stock such stockholder would otherwise be entitled has the right under the General Corporation Law of the State of Nevada to dissent and instead obtain payment of the fair value of such fractional share. Any stockholder that wishes to exercise its appraisal rights in connection with the Reverse Stock Split must deliver to the Company written notice of such stockholders intent to do so not later than [DATE], 2004, in the form attached as Annex B to this proxy statement and must either abstain from voting or vote against Proposal 1. A dissenting stockholder that votes "For" Proposal 1 will be deemed to have waived his appraisal rights
(see NRS 92A.420). If any dissenting stockholder and the Company cannot agree to the fair value of such fractional share, such fair value would be determined in a proceeding before a district court of the State of Nevada. Any determination of the fair value of any dissenting stockholder's Common Stock would occur after the Company has effected the Proposed Transaction. Set forth in Annex A to this proxy statement is a summary of such appraisal rights.

SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION

    The maximum total amount of cash that the Company anticipates will be required to effect the Proposed Transaction is approximately $655,000. The Company expects to obtain such funds from working capital of the Company, and does not expect to borrow or otherwise finance such funds.

    Following is an itemized list of the expenses the Company has incurred or expects to incur in connection with the Proposed Transaction:

Filing fees............................................  $  1,000
Accounting fees........................................  $ 10,000
Legal fees.............................................  $252,000
Printing costs.........................................  $ 25,000
Mailing costs..........................................  $  7,000

CAPITAL RESTRUCTURING

    On June 10, 2003 the Company completed a capital restructuring providing for the conversion of an unsecured loan facility from CDP Capital Communications and CDP Capital Technologies, certain convertible debentures held by CDP Capital Communications and CDP Capital Technologies, and accrued dividends and accretion on the Series B Preferred Stock, par value $0.001, of the Company into a new series of preferred stock -- the Series C Preferred Stock, par value $0.001, of the Company. The details of such capital restructuring are more fully described in "Liquidity and Capital Resources" under Item 6 of Part I of the annual report of the Company on Form 10-KSB for the year ended December 31, 2003 and are incorporated by reference.

    In connection with such capital restructuring, the Company entered into the Shareholders Agreement. Pursuant to the terms of the Shareholders Agreement, the parties thereto agreed that, among other things:

    - they would vote in elections of directors of the Company in a manner so as to ensure that four nominees of CDPQ, one nominee of Innovatech, two nominees of Techno Expres, and the chief executive officer of the Company previously elected by the directors of the Company are elected as directors of the Company;

    - certain material acts of the Company, including the approval of the Company's annual operating budget, the hiring and firing of senior officers, the incurrence of any material indebtedness, and the sale of any material assets, would require the prior approval of CDPQ;

    - certain other material acts of the Company, including any change in or alteration of the share capital of the Company (as contemplated by the Proposed Transaction), the declaration of dividends, and any voluntary dissolution or winding up of the corporation, would require the prior approval of both CDPQ and Innovatech;

    - the stockholder parties to the Shareholders Agreement would have preemptive rights in respect of any proposed sale and issuance of Common Stock from the treasury of the Company;

    - the stockholder parties to the Shareholders Agreement would not dispose of their respective equity securities of the Company, except under certain limited circumstances, without the prior consent of the other parties thereto;

    - the stockholder parties to the Shareholders Agreement would have a right of first refusal in respect of any proposed sale of equity securities of the Company held by the other stockholder parties thereto; and

    - CDPQ would have a so-called "drag-along" right pursuant to which it could cause the other stockholder parties to the Shareholders Agreement to sell their equity securities of the Company or support the sale of the assets of the Company to a third party.

    The Company has sought and obtained by written consent, dated December 2, 2003, the approval of the Proposed Transaction by both CDPQ and Innovatech as required by the terms of the Shareholders Agreement.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED REVERSE
                            STOCK SPLIT TRANSACTION

                      PROPOSAL 2 -- ELECTION OF DIRECTORS

    Pursuant to the amended and restated bylaws of the Company, the Board of Directors has adopted a resolution setting the number of directors constituting the Board at eight.

    The proxies solicited hereby, unless directed to the contrary therein, will be voted FOR the election of the following eight nominees as directors of the Company, to hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. All such nominees are now directors of the Company. All nominees have consented to being named in this proxy statement and to serve if elected. The Board of Directors has no reason to believe that any nominee will be unavailable or unable to serve as a director, but if for any reason any nominee should not be available or able to serve, the accompanying proxy will be voted by the persons acting under said proxy in accordance with the recommendations of the Board of Directors.

    The nominees, their respective ages, the year in which each first became a director of the Company, and their principal occupations or employment during the past five years are as follows:

                             NOMINEES FOR DIRECTOR

NAME               AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----               ---  ------------------------------------------------------------

John Perrachon     49   Mr. Perrachon has been a director of the Company since
                        June 2002, and was appointed President and Chief Executive
                        Officer of the Company on June 10, 2002. Previously,
                        Mr. Perrachon spent ten years, from 1986 to 1996, with BMG
                        Entertainment, where he held a series of progressively
                        responsible management roles. He was Senior Vice President,
                        Operations and Chief Financial Officer for BMG Direct
                        Marketing, Inc., a leading music club with approximately
                        $0.8 billion annual sales and 3,000 employees. He was also
                        President of BMG Direct, Ltd., BMG Direct's Canadian
                        subsidiary.
                        From 1996 to 2001, Mr. Perrachon was employed by De Agostini
                        Atlas Editions, a $400-million/400-employee direct marketing company specializing in children's entertainment and
                        educational products, where he served as President and CEO, from 1999 to 2001 and was responsible for six international operating subsidiaries.
                        Mr. Perrachon earned a Master of Science in Engineering from the University of Pennsylvania in 1978 and an MBA from the
                        Wharton School of Business in 1983.

Tony Mastronardi   44   Mr. Mastronardi has served as a director of the Company
                        since December 1994. On February 8, 2001, Mr. Mastronardi
                        was appointed Chairman of the Board of Directors and on
                        March 15, 2002, Mr. Mastronardi was relieved of his position as Chairman of the Board of Directors and was appointed
                        Vice-Chairman of the Board of Directors. From December 1994
                        to June 10, 2002, Mr. Mastronardi was Chief Executive
                        Officer of the Company. Effective June 10, 2002,
                        Mr. Mastronardi was named Executive Vice President Business
                        Development and Marketing of the Company. Mr. Mastronardi
                        resigned from his position as an officer of the Company on
                        June 7, 2004.
                        Mr. Mastronardi has 16 years of diverse business experience, holding senior management positions in various industries.
                        Mr. Mastronardi has had hands-on involvement in the
                        Company's jukeboxes since its conception. Between 1985 and
                        1994, Mr. Mastronardi was employed as a Vice President, and then President, of Les Pavages Samacon Inc., a
                        Montreal-based family-owned construction company.

NAME               AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----               ---  ------------------------------------------------------------

Pierre Desjardins  62   Mr. Desjardins has served as a director of the Company since
                        December 2000. On March 15, 2002, Mr. Desjardins was
                        appointed Chairman of the Board of Directors of the Company.
                        From 1996 until 2000, Mr. Desjardins was the Chief Executive
                        Officer and Chairman of the Board of Directors of Total
                        Containment Inc., a U.S. public company that offers
                        engineering services, and underground containment equipment, in connection with the conveyance of fuels in service
                        stations in more than 65 countries. Effective January 2000,
                        Mr. Desjardins relinquished the Chief Executive Officer
                        position and remains as Chairman of the Board of Directors.
                        Mr. Desjardins also serves on the Board of Directors of
                        Uni-Select Inc., a Canadian public company.

Didier Benchimol   43   Mr. Benchimol has served as director of the Company since
                        March 20, 2003. Mr. Benchimol has served as Senior Partner at CDP Technology Ventures since July 2002. Mr. Benchimol
                        held the position of Chairman and CEO of iMediation from
                        November 1998 to June 2002. From January 1995 to
                        November 1998, Mr. Benchimol served as Vice President &
                        General Manager of Netscape Communications EMEA.

Guy Nathan         60   Guy Nathan has been a director of the Company since
                        December 1994. On March 15, 2002, Mr. Nathan's employment
                        with the Company was terminated. Mr. Nathan served as a
                        consultant to the Company until December 31, 2002 when he
                        was rehired as Executive Vice President Technology.
                        Mr. Nathan is a recognized inventor, having patented over
                        100 intellectual property inventions since 1965. He has
                        founded numerous research and development companies,
                        specializing in a variety of highly innovative products,
                        such as microradars for military use, videodiscs using laser and CD technology, high efficiency DC motors, and
                        interactive cable TV. He was directly involved in the
                        creation of photovoltaic-powered television transmitters and repeaters and microwave links; created a
                        photovoltaic-powered modular television set for communal and educational TV use in third world countries; acted as
                        consultant for numerous African countries in matters of
                        telecommunications, more particularly in setting-up radio
                        and television networks by satellite; developed satellite
                        dish antennas for direct television reception in KU band;
                        and developed and patented an interactive cable TV system.

Sophie Forest      35   Ms. Forest previously served as a director of the Company
                        from September 2000 to March 2002. In January 2004,
                        Ms. Forest was reappointed to the Board of Directors to fill the seat vacated by Hubert Manseau, who resigned.
                        Ms. Forest is a managing partner in the venture capital
                        firm, Brightspark Capital Partners Inc., whom she joined in
                        January 2004. From January 1988 to January 2004 she was
                        employed by CDP Capital Technologies where she was named a partner in 2001.

Marc Ferland       58   Mr. Ferland has served as a Director of the Company since
                        March 18, 2004. Mr. Ferland has served as Senior Partner at
                        CDP Technology since March 2002. Prior to that,
                        Mr. Ferland held the position of Vice President of Microcell
                        Labs from 1994 to March 2002.

Robert Jamieson    59   Mr. Jamieson has served as a Director of the Company since
                        June 1, 2004. Mr. Jamieson has served as Chairman and CEO of
                        RCA Music Group, BMG North America since 2001 prior to which he served as President and CEO from 2000 to 2001. Prior to that, Mr. Jamieson held the position of Chairman and CEO of
                        RCA Music Group from 1997 to 2000.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED HEREIN

MEETINGS AND COMMITTEES OF THE BOARD

    During the fiscal year ended December 31, 2003 ("fiscal 2003"), the Board of Directors held twelve meetings, three of which were by telephone conference and nine of which were held in person. During their term, all of the then incumbent directors were present for at least 75% of the meetings of the Board and the committees of the Board on which they serve.

    The Board of Directors has three standing committees: an Audit Committee, a Corporate Governance Committee, and a Compensation Committee. The Board of Directors does not have a standing nominating committee.

    The Audit Committee is responsible for providing assistance to the Board of Directors in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, financial reporting, internal control, and compliance functions of the Company and its subsidiaries. The Audit Committee oversees the audit function and recommends to the Board of Directors the appointment of the independent auditors. It also reviews with management and the independent auditors its annual audit findings. In discharging its responsibilities, the Audit Committee is entitled to rely upon the reports, findings, and representations of the Company's auditors, legal counsel, and responsible officers. The Audit Committee met seven times in fiscal 2003. The two members of the Audit Committee are Pierre Desjardins and Sophie Forest, each of whom is "INDEPENDENT" as such term is defined in Rule 4200(a)(15) of the NASD listing standards.

    The Compensation Committee is responsible for recommending to the Board of Directors the persons to be elected as executive officers of the Company and establishing the compensation of the executive officers of the Company. The Compensation Committee also makes recommendations to the Board of Directors or otherwise takes action regarding the adoption or amendment of employee benefit, bonus, incentive compensation, or similar plans, and is responsible for the oversight and administration of such plans. The Compensation Committee met five times in fiscal 2003. The members of the Compensation Committee are Pierre Desjardins, Didier Benchimol, and Sophie Forest.

    The Corporate Governance Committee appointed by Resolution of the Board of Directors on December 9, 2002 was formed in 2003 and has adopted terms of reference. The Chairman of the Corporate Governance Committee is Pierre Desjardins. The Committee has not met yet.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION
  DECISIONS

    The Compensation Committee is comprised entirely of outside directors. The three members of the Compensation Committee are Pierre Desjardins, as Chairman; Sophie Forest; and Didier Benchimol. None of the Company's executive officers served on the compensation committee of another entity or any other committee of the board of directors of another entity performing similar functions during fiscal 2003.

    The Company does not have a nominating committee of its board of directors or a nominating committee charter. The board of directors of the Company is responsible for the identification of new candidates for election and appointment to the Board. In identifying potential candidates for election or appointment to the board of directors, the directors may consider individuals identified by other directors (including management directors) and individuals identified using a third party search firm. To date the Company has not used the services of a third party search firm. The board also considers nominations of persons recommended by shareholders for election to the board of directors of the Company. Shareholders wishing to recommend a person for election to the board of directors should submit such person's name, information as to such person's background and qualifications, and such person's consent to be named in the Company's proxy circular and to serve as a director, if elected, in writing to the corporate secretary at TouchTunes Music Corporation, 3 Place du Commerce, Montreal, Quebec, Canada, H3E 1H7 for consideration by the board of directors. The board shall consider and evaluate such person as a possible nominee for election or appointment to the board of directors utilizing the criteria described below and in the same manner as it considers all other individuals being considered for nomination for election or appointment to the board of directors. In order to permit sufficient time for such consideration and evaluation by the board of directors, shareholders should make their submissions by December 31 in each year, prior to the holding of the next shareholders' meeting.

    In identifying candidates for election or appointment to the board of directors, the board of directors, recognizing the benefits of diversity, seeks to select candidates who by virtue of their differing skills, areas of expertise, professional and personal backgrounds, industry knowledge, geographic location, and geographic or business contacts, are best able to contribute to the direction of the business and affairs of the Company. The interplay of a candidate's skills, expertise, experience, and personality with the skills, expertise, experience, and personality of other directors on the board, and the extent to which an individual would be a desirable addition to the board by contributing to a board that is effective, collegial, and responsive to the needs of the Company are also considered. Along with a broad range of experience (particularly with respect to other organizations of similar size and complexity), business acumen, and sound judgement, directors are also expected to possess integrity and strong character and reputation, and to be committed to the Company and its business plans, and to build shareholder value for all shareholders over the long-term.

    Of the nominees included in this proxy statement (other than nominees who are executive officers of the Company or directors standing for re-election), Sophie Forest was recommended by Societe Innovatech du Grand Montreal, Marc Ferland was recommended by Caisse de Depot et Placement du Quebec, and Robert Jamieson was recommended by the Company's President and Chief Executive Officer. Pursuant to the terms of a Voting Trust and Limited Shareholders' Agreement between Techno Expres, Caisse de Depot et Placement du Quebec, Societe Innovatech du Grand Montreal, and the Company (the "Stockholders"), the Stockholders are required to vote their shares of Common Stock and Voting Preferred Stock to ensure that at least eight directors are elected to the board of directors of the Company. Generally, of the eight directors, four must be nominees of Caisse de Depot et Placement du Quebec, one must be a nominee of Societe Innovatech du Grand Montreal, two must be nominees of Techno Expres, and one must be the Company's Chief Executive Officer.

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls.

    In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited consolidated financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements. The committee also reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles, the matters required to be discussed by Statement of Auditing Standards No. 61 and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board. Further, the committee received from the auditors disclosure regarding the auditors' independence required by Independence Standards Board No. 1. The committee discussed with the Company's independent auditors the overall scope and plans for their audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

    In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved), that the audited consolidated financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                                          Pierre Desjardins, Audit Committee
                                          Chair
                                          Didier Benchimol, Audit Committee
                                          Member
                                          March 30, 2004

    The Company's Board of Directors has adopted a written charter for the Audit Committee.

    The members of the Company's Audit Committee are independent as such term is defined in Rule 4200(A)(15) of the NASD listing standards.

AUDITOR INDEPENDENCE

    Ernst & Young LLP, the member firms of Ernst & Young International, Ltd. and their respective affiliates are the principal accountants of the Company. Further, Ernst & Young LLP provides other non-audit services to the Company and its subsidiary, mainly the preparation of income tax returns. The Audit Committee of the Company's Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

    The Company did not pay any financial information system design and implementation fees to Ernst & Young LLP during 2003.

AUDIT FEES

    Ernst & Young LLP billed the Company and its subsidiary $195,125 (2002-$237,642) for the following professional services: audit of the annual consolidated financial statements of the Company for the fiscal year ended December 31, 2003, and review of the interim financial statements included in quarterly reports on Form 10-QSB for the periods ended March 31, June 30 and September 30, 2003.

ALL OTHER FEES

    Ernst & Young LLP billed the Company and its subsidiary $106,833 for other services rendered during the fiscal year ended December 31, 2003.

COMPENSATION OF DIRECTORS

    Executive officers of the Company who are directors or members of committees of the Board of Directors of the Company receive no compensation for serving in such positions.

    The two independent directors, Joel Schoenfeld (who resigned in January 2004) and Pierre Desjardins, receive an annual fee of $10,000 for attending at least 50% of the meetings, plus attendance fees of $1,500 for each Board of Directors meeting attended in person, $1,000 for each committee meeting attended in person, and $500 for each Board or committee meeting attended by phone. Independent directors who serve as committee chairmen receive an additional $500 per meeting.

    Mr. Desjardins received additional fees of $52,000 CDN during the year 2003 for services rendered as Chairman of the Board of the Company for the years 2000 and 2001.

    Mr. Schoenfeld received additional fees of $24,795 during the year 2003 for consulting services rendered to the Company.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The Summary Compensation Table below shows, for the years 2001 through 2003 (except as otherwise noted), the compensation paid or awarded to Mr. Perrachon, President and Chief Executive Officer, and the four other executive officers of the Company who were employed by the Company as of December 31, 2002 and whose total annual salary and bonus for the fiscal year ended December 31, 2003 exceeded $100,000 (collectively, the "Named Executives").

---------------------------------------------------------------------------------------------------------
                                                                              ANNUAL
                                              LONG-TERM COMPENSATION       COMPENSATION
                                           ----------------------------   ---------------
                                                                              AWARDS
                                                                          ---------------
                                                                            SECURITIES
                                                                            UNDERLYING        ALL OTHER
                                 FISCAL        SALARY          BONUS       OPTIONS/SARS     COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR          ($)             ($)        (# OF SHARES)        ($)**
---------------------------------------------------------------------------------------------------------
John B. Perrachon                 2003         263,390          --             --               --    (2)
President and Chief Executive     2002         148,077(1)       --            3,834,744         --
Officer                           2001         --               --             --               --
---------------------------------------------------------------------------------------------------------
Tony Mastronardi(3)               2003     199,706 CDN          --             --           19,143 CDN
Executive Vice President,         2002     184,598 CDN          --             --           14,703 CDN
Business Development and          2001     150,000 CDN          --              250,000     12,423 CDN
Marketing
---------------------------------------------------------------------------------------------------------
Guy Nathan                        2003     164,346 CDN          --             --           19,623 CDN
Executive Vice President,         2002      57,233 CDN      10,000 CDN         --           11,446 CDN
Technology                        2001     150,000 CDN          --               49,000     12,411 CDN
---------------------------------------------------------------------------------------------------------
Matthew Carson                    2003     187,059 CDN          --             --            3,600 CDN
Vice President Finance, CFO       2002     173,355 CDN      20,000 CDN         --            2,790 CDN
                                  2001     102,084 CDN(4)       --              175,000         --
---------------------------------------------------------------------------------------------------------
Dan McAllister                    2003     184,846 CDN          --             --             6,000
Vice President, Coin-Operated     2002       102,344            36,230         --             6,000
Sales                             2001       105,300            --               15,000         --
---------------------------------------------------------------------------------------------------------

* Options originally granted in 1998 and 1999 were cancelled and reissued on April 19, 2000 under the 2000 Plan. The exercise price and terms of the options granted under the 2000 Plan are the same as the exercise price and terms of the options cancelled.

** Other compensation relates to automobile benefits and / or insurance for executives.

(1) Mr. Perrachon's employment with the Company began on June 10, 2002

(2) Mr. Perrachon was issued 68,750 Class A Common Stock of the Company in lieu of a salary increase for 2003

(3) Mr. Mastronardi resigned from his position on June 7, 2004 and previously served as Chief Executive Officer until June 10, 2002

(4) Mr. Carson's employment with the Company began on June 1, 2001

    The following table summarizes certain information regarding outstanding options held by the Named Executives as of December 31, 2003.

---------------------------------------------------------------------------------------------------------------------
                               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                          FISCAL YEAR-END OPTION/SAR VALUES
---------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                                                      UNEXERCISED OPTIONS/SARS AT         IN-THE-MONEY OPTIONS/SARS
                           SHARES        VALUE              FISCAL YEAR END               AT FISCAL YEAR END ($)(1)
                         ACQUIRED ON    REALIZED    -------------------------------      ----------------------------
NAME                      EXERCISE        ($)       EXERCISABLE       UNEXERCISABLE      EXERCISABLE    UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------
John B. Perrachon          --            --          1,917,371          1,917,371            **              **
---------------------------------------------------------------------------------------------------------------------
Tony Mastronardi           --            --            176,000            125,000            **              **
---------------------------------------------------------------------------------------------------------------------
Guy Nathan                 --            --             75,500             24,500            **              **
---------------------------------------------------------------------------------------------------------------------
Matthew Carson             --            --             87,500             87,500            **              **
---------------------------------------------------------------------------------------------------------------------
Dan McAllister             --            --            108,300             16,250            **              **
---------------------------------------------------------------------------------------------------------------------

(1) Value is calculated as the difference between the fair market value of a share of Common Stock on December 31, 2003 ($ 0.21 per share) and the exercise price of the options.

**  None of the unexercised options were in-the-money.

EMPLOYMENT AGREEMENTS

    JOHN PERRACHON

    On June 10, 2002, the Company entered into an employment agreement with Mr. Perrachon as the Company's President and Chief Executive Officer.

    The employment agreement provides for a base salary of $275,000. Depending upon his performance and that of the Company, Mr. Perrachon will be eligible for an annual bonus of up to 100% of his base salary. In addition, Mr. Perrachon was granted options to purchase an aggregate of 1,500,000 shares of Common Stock at $0.40 per share with 500,000 shares vesting at June 10, 2003 and the balance vesting at the rate of 125,000 options quarterly over the subsequent two years. Mr. Perrachon's employment is terminable at any time by either party upon three months prior written notice to the Company. In the event of termination by the Company without cause, the Company shall pay Mr. Perrachon severance equal to 12 months of his base salary.

    GUY NATHAN

    Effective January 1, 2003, the Company entered into an employment agreement with Mr. Nathan as the Company's Executive Vice President, Technology.

    The employment agreement provides for a base salary of $170,000 CDN. Depending upon his performance and that of the Company, Mr. Nathan will be eligible for an annual bonus of up to 45% of his base salary. Mr. Nathan's employment is terminable at any time by either party upon three months prior written notice to the Company. In the event of termination by the Company without cause, the Company shall pay Mr. Nathan severance equal to 12 months of his base salary.

    MATTHEW CARSON

    On June 1, 2001, the Company entered into an employment agreement with Mr. Carson as the Company's Vice President, Finance and Chief Financial Officer.

    The employment agreement provides for a base salary of $175,000. Depending upon his performance and that of the Company, Mr. Carson will be eligible for an annual bonus of up to 50% of his base salary. In addition, Mr. Carson was granted options to purchase an aggregate of 175,000 shares of Common Stock at $1.15 per share vesting at the rate of 43,750 shares on June 1 of each of the four years commencing in the year 2002. Mr. Carson's employment is terminable at any time by either party upon three months prior written notice to the Company. In the event of termination by the Company without cause, the Company shall pay Mr. Carson severance equal to 9 months of his base salary.

    DAN MCALLISTER

    On May 4, 2002, the Company entered into an employment agreement with Mr. McAllister as the Company's Vice President, Coin-Operated Sales.

    The employment agreement provides for a base salary of $100,000. Depending upon his performance and that of the Company, Mr. McAllister will be eligible for monthly, quarterly, and annual bonuses. Mr. McAllister's employment is terminable at any time by either party upon three months prior written notice to the Company. In the event of termination by the Company without cause, the Company shall pay Mr. McAllister severance equal to 6 months of his base salary.

    LAURIE HUGHES

    On January 5, 2004, the Company entered into an employment agreement with Ms. Hughes as the Company's Vice President, Business Affairs and Licensing.

    The employment agreement provides for a base salary of $162,000. Depending upon her performance and that of the Company, Ms. Hughes will be eligible for an annual bonus of up to 45% of her base salary. Ms. Hughes' employment is terminable at any time by either party upon three months prior written notice. In the event of termination by the Company without cause, the Company shall pay Ms. Hughes severance equal to 6 months of her base salary.

    CHRIS MARCOLEFAS

    On June 14, 2004, the Company entered into an employment agreement with Mr. Marcolefas as the Company's Vice President, Operations.

    The employment agreement provides for a base salary of $135,000 CDN. Depending upon his performance and that of the Company, Mr. Marcolefas will be eligible for an annual bonus of up to 25% of his base salary. Mr. Marcolefas' employment is terminable at any time by either party upon three months prior written notice. In the event of termination by the Company without cause, the Company shall pay Mr. Marcolefas severance equal to 6 months of his base salary.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    Set forth below is certain information regarding persons who are Executive Officers of the Company and who are not directors of the Company.

    MATTHEW CARSON, 45, has served as the Company's Vice President, Finance and Chief Financial Officer since June 2001. From November 1998 to May 2001,
Mr. Carson was employed by MDP Worldwide Entertainment Inc., a film production and distribution company, where he held the position of Vice President, Finance and Chief Financial Officer.

    From November 1997 to November 1998, Mr. Carson was Vice President, Business Development, for BHVR Communications Inc., a communications company, where his responsibilities included identifying and coordinating merger and acquisition opportunities. Prior to 1997, Mr. Carson worked with Ernst & Young LLP, where he was appointed to Partner of its Corporate Finance Group in 1993.

    DAN MCALLISTER, 38, has served as Vice President, Coin-Operated Sales since March 15, 2002. Mr. McAllister had previously served as the Director of Sales for the Company since August of 1997. In this position he was responsible for developing and implementing a field sales and sales support team.

    Mr. McAllister received his BS from Babson College in Wellesley, Massachusetts.

    LAURIE HUGHES, 48, is an attorney and was named Vice President, Business Affairs and Licensing of the Company in January 2004. Prior to that she was employed by ASCAP where she held the position of Assistant Vice President, Business Affairs from September 2003 to December 2003 and was Director of Business Affairs from September 1995 to September 2003.

    CHRIS MARCOLEFAS, 37, was named Vice-President, Operations of the Company on June 7, 2004. Prior to that, he acted as a consultant to the Company from March 2002 to June 2004 and was Chief Financial Officer and Vice President, Business Development from February 2001 to March 2002.

    DOMINIQUE DION, 29, has served as the Company's Vice President, Research and Development since June 2003. Mr. Dion had previously served as a research and development director for the Company from January 1998 to June 2003.

                              BENEFICIAL OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as of March 26, 2004 (except as otherwise noted in the footnotes) regarding the beneficial ownership of the Company's voting securities of: (i) each of the Company's directors; (ii) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock or the Voting Preferred Stock; (iii) each of the Named Executives; and (iv) all current directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed.

                                          NUMBER OF SHARES BENEFICIALLY OWNED DIRECTLY OR INDIRECTLY
                                      ------------------------------------------------------------------
                                                                VOTING PREFERRED        TOTAL NUMBER OF          PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER     COMMON STOCK               STOCK(1)           VOTING SECURITIES       OF CLASS(*)
------------------------------------  -------------------       ----------------       -----------------       -----------
CURRENT DIRECTORS

John B. Perrachon................      2,305,684(9)                 --                      2,305,684              5.8%
45 Mayhew
Larchmont, NY
10538-2740

Tony Mastronardi.................     10,435,694(2)(3)(4)(14)       --                     10,435,694             26.1%
4973 Felix-McLearnan
Pierrefonds, Quebec H8Y 3L2

Guy Nathan.......................     10,284,944(2)(3)(4)(14)       --                     10,284,944             25.8%
80 Berlioz, Apt. 1106
Nun's Island, Quebec H3E 1N9

Sophie Forest....................         --                        --                       --                   --
c/o Brightspark Capital
Partners Inc.
1000 de la Gauchetiere Street West
Montreal, Quebec
H3A 4W5

Robert Jamieson..................         --                        --                       --                   --
113 Meadow Wood Drive
Greenwich, Connecticut 06830

Pierre Desjardins................         54,400(10)                --                         54,400             **
700 Marie Le-Ber Road,
Apt. 201
Nun's Island, Quebec
H3E 1P2

                                          NUMBER OF SHARES BENEFICIALLY OWNED DIRECTLY OR INDIRECTLY
                                      ------------------------------------------------------------------
                                                                VOTING PREFERRED        TOTAL NUMBER OF          PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER     COMMON STOCK               STOCK(1)           VOTING SECURITIES       OF CLASS(*)
------------------------------------  -------------------       ----------------       -----------------       -----------
Marc Ferland.....................         --                        --                       --                   --
1000 Place Jean-Paul Riopelle
Montreal, Quebec
H2Z 2B3

Didier Benchimol.................         --                        --                       --                   --
c/o CDP Capital Ventures
128 Rue du Faubourg Saint
Honore
75008 Paris France

5% BENEFICIAL OWNERS

Tonino Lattanzi..................     10,539,898(2)(3)(6)(14)       --                     10,539,898             26.9%
12 Rue Dubois
Clamart 92140 France

Caisse de Depot et Placement du           --                    18,124,663(7)(14)          18,124,663             45.4%
Quebec...........................
1000, Place Jean-Paul Riopelle
Montreal, Quebec
H2Z 2B3

Societe Innovatech du Grand               --                     3,608,186(8)(14)           3,608,186                9%
Montreal.........................
2020 University Street
Montreal, Quebec H3A 2A5

Techno Expres....................     10,001,920(2)(14)             --                     10,001,920             25.1%
36 rue du Marche Alfortville,
94140 France

NAMED EXECUTIVES(11)

Matthew Carson...................        131,250(12)                --                        131,250             **
105 Jasper
Town of Mount Royal, Quebec
H3P 1K1

Dan McAllister...................        112,050(13)                --                        112,050             **
702 Randolph Avenue
Fort Washington, PA
19034

ALL CURRENT DIRECTORS AND EXECUTIVE
  OFFICERS AS A GROUP
(13 PERSONS)....................      13,126,828                    --                     13,126,828             32.9%

* The Common Stock and Voting Preferred Stock vote together as a single class. Percentage amounts based on all outstanding Common Stock, Series A Preferred Stock, Series B Preferred Stock, and options to purchase Common Stock which are exercisable within 60 days of March 26, 2004. Note that the percentage of beneficial ownership in this table is different from that calculated for purposes of the table "Beneficial Ownership of Common Stock" under "Proposal 1 -- The Proposed Transaction -- The Corporation" above and is computed on a fully-diluted basis.

**  Less than 1%.

 (1) Voting Preferred Stock includes both Series A Preferred Stock and Series B Preferred Stock ("Voting Preferred Stock"). The holders of each share of Voting Preferred Stock are entitled to one vote per share held.

 (2) Messrs. Mastronardi, Nathan, and Lattanzi each own 33% of the capital stock of Techno Expres, SA, a French corporation with offices at 36, Rue du Marche, Alfortville 94140 France, which owns 10,001,920 shares of Common Stock, which represents approximately 67.5% of the total number of shares of Common Stock outstanding, and approximately 25% of the total number of the Company's outstanding voting securities. These 10,001,920 shares of Common Stock are subject to the Voting Trust and Limited Stockholders Agreement, dated June 10, 2003, discussed below in footnote 13 to this beneficial ownership table and in Item 12.

 (3) Messrs. Mastronardi, Nathan, and Lattanzi own 50%, 16.67% and 33.33%, respectively, of the capital stock of TouchTunes Juke Box Inc., a Canadian corporation, with offices at 4973 Felix-McLearnan, Pierrefonds, Quebec, H8Y 3L2. TouchTunes Juke Box Inc. holds 195,274 shares of Common Stock, which represent approximately 1.3% of the total number of shares of Common Stock outstanding, and approximately 0.5% of the total number of the Company's outstanding voting securities.

 (4) Includes options to purchase 238,500 shares of Common Stock that are exercisable within 60 days of March 26, 2004.

 (5) Includes options to purchase 87,750 shares of Common Stock that are exercisable within 60 days of March 26, 2004.

 (6) Mr. Lattanzi indirectly owns Neturba SRL, an Italian corporation with offices at via Bonafica 26 63040 Malitignano, Italy. Neturba SRL holds 14,666 shares of Common Stock.

 (7) Represents 9,235,774 shares of Series A Preferred Stock and 8,888,889 shares of Series B Preferred Stock held by Caisse de Depot et Placement du Quebec. The Series A Preferred Stock is convertible into 27,707,322 shares of Common Stock, at the option of the holder, within 60 days of March 26, 2004. The Series B Preferred Stock is convertible into 40,000,000 shares of Common Stock.

 (8) Represents 3,608,186 shares of Series A Preferred Stock held by Societe Innovatech du Grand Montreal that are convertible into 10,824,558 shares of Common Stock, at the option of the holder, within 60 days of March 26, 2004.

 (9) Represents options to purchase 2,236,934 shares of Common Stock that are exercisable within 60 days of March 26, 2004 and 68,750 common shares held directly by Mr. Perrachon.

(10) Includes options to purchase 20,000 shares of Common Stock that are exercisable within 60 days of March 26, 2004 and 33,400 common shares held directly by Mr. Desjardins.

(11) Other than John B. Perrachon, Tony Mastronardi, and Guy Nathan, who are listed in the chart as Directors or 5% Beneficial Owners, respectively.

(12) Includes options to purchase 131,250 shares of Common Stock that are exercisable within 60 days of March 26, 2004.

(13) Includes options to purchase 112,050 shares of Common Stock that are exercisable within 60 days of March 26, 2004.

(14) These shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock are subject to a Voting Trust and Limited Stockholders Agreement, dated June 10, 2003, among Techno Expres, Caisse de Depot et Placement du Quebec, Societe Innovatech du Grand Montreal and the Company.

    The beneficial ownership interests noted in the chart above for Tony Mastronardi, Guy Nathan and Tonino Lattanzi, the three controlling stockholders of Techno Expres and TouchTunes Jukebox Inc., include all of the 10,001,920 and 195,274 shares of Common Stock held by these two companies respectively.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The reporting persons Dominique Dion and Benoit Pomerleau did not file Form 3 upon becoming a reporting person of the Company. The Form 3 of these reporting persons were filed in March 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company's funding has come principally from a group of two investors:
Societe Innovatech du Grand Montreal and CDPQ (formerly CDP Capital Technologies and CDP Capital Communications). To date, they have collectively invested approximately $43 million in the Company, which has provided the Company with sufficient capital resources to finance its start-up activities and to commence commercial operations.

    In May 2000, the Company issued an aggregate of 8,888,889 shares of Series B Preferred Stock to CDP Capital Technologies and CDP Capital Communications. Specifically, the Company issued 2,222,222 shares of Series B Preferred Stock to CDP Capital Technologies in exchange for the conversion of $5 million in prior advances to the Company. The remaining 6,666,667 shares of Series B Preferred Stock were issued to CDP Capital Communications in exchange for proceeds consisting of (i) $14 million in cash and (ii) $1 million previously advanced by CDP Capital Communications to the Company

    In July 2001, the Company's Board of Directors approved the terms of an unsecured loan facility (the "UNSECURED LOAN FACILITY"), from CDP Capital Communications and CDP Capital Technologies, for up to a maximum of $5 million. Under these terms, CDP Capital Communications and CDP Capital Technologies committed to lend up to $3 million and $2 million, respectively. As at March 31, 2003, $3.5 million had been advanced by CDP Capital Communications and CDP Capital Technologies in the form of promissory notes ("CDP NOTES") excluding accrued interest of $1 million thereon, bearing interest at the rate of 20% per annum, repayable 30 days after issuance unless exchanged earlier for debentures issuable under the Unsecured Loan Facility.

    On December 20, 2002, the Company issued convertible debentures ("DEBENTURES") to two principal stockholders, namely CDP Capital Communications and CDP Capital Technologies, for a principal amount of $400,000 each, bearing interest at 20% per annum and maturing on June 30, 2003.

    On June 10, 2003, the Company completed a capital restructuring providing for the conversion of the Unsecured Loan Facility and the Debentures and accrued dividends and accretion on Series B Preferred Stock into a new series of preferred stock.

    As a result of this transaction, the Unsecured Loan Facility totaling $5,325,000 and dividends and accretion due on Series B Preferred Stock totaling $10,981,663 were converted into 25,000,000 Class C non-voting Preferred Stock with an issuance price of $12,500,000.

    The Company's Board of Directors and the requisite number of stockholders of the Company also approved amendments to the Company's Second Amended and Restated Articles of Incorporation necessary to effect this capital restructuring. These amendments were to:

    (1) increase the aggregate number of authorized shares of Common Stock from 50,000,000 shares to 100,000,000 shares;

    (2) create a new class of authorized preferred stock, consisting of 30,000,000 authorized shares of Series C non-voting Preferred Stock, par value $0.001 ("SERIES C PREFERRED STOCK"). The Series C preferred stock has an issuance price of $0.50 per share and a liquidation preference over the Series A Preferred Stock, Series B Preferred Stock and Common Stock (as may be adjusted for stock splits, dividends, combinations or other recapitalizations with respect to such shares). The Series C Preferred Stock shall not be entitled to voting rights, dividend rights, or redemption rights;

    (3) provide that the issuance of Series C Preferred Stock at a conversion price lower than that of Series A Preferred Stock or Series B Preferred Stock would trigger a reduction to such lower price of the exercise price of the Series A Preferred Stock and Series B Preferred Stock;

    (4) remove the right of holders of Series B Preferred Stock to receive a cumulative and preferred dividend;

    (5) remove the right of holders of Series B Preferred Stock to demand redemption by the Company and remove the Company's right to redeem the Series B Preferred Stock at its option;

    (6) reduce the voting rights of the Series A Preferred Stock and Series B Preferred Stock to one vote per each outstanding share of Preferred Stock, in lieu of one vote per share of Common Stock into which a holder's Preferred Stock could be converted; and

    (7) require that dividends declared or any distribution even upon or on any liquidation, dissolution, or winding-up be shared among Series A preferred stock, Series B preferred stock, and Class A voting common stock holders without any distinction as to classes, as on an as-if-converted to Class A common stock.

    In addition to the above capital restructuring, the Company's Board of Directors voted to eliminate the Company's accumulated deficit as of June 30, 2003 by a corresponding decrease of the additional paid-in capital.

    The Company entered into a new Voting Trust and Limited Stockholders Agreement, dated June 10, 2003 (which replaced the original agreement dated
May 18, 2000) (the "Voting Agreement"), with Techno Expres, Caisse de Depot et Placement du Quebec and Societe Innovatech du Grand Montreal (collectively, the "Stockholders"). Caisse de Depot et Placement du Quebec and Societe Innovatech du Grand Montreal

(collectively called the "Investors") hold 21,732,849 shares of the Voting Preferred Stock, which represents approximately 59.4% of the voting power of the Company's capital stock.

    The voting rights and powers of the Stockholders under the Voting Agreement include, but are not limited to, the following:

    - SELECTION OF DIRECTORS: Pursuant to the terms of the Voting Agreement, the Stockholders shall vote their shares of Common Stock and Voting Preferred Stock to ensure that at least eight directors are elected to the Board of Directors of the Company. Generally, of the eight directors: (i) four shall be nominees of Caisse de Depot et Placement du Quebec (ii) one shall be a nominee of Societe Innovatech du Grand Montreal (iii) two shall be nominees of Techno Expres; and (iv) the other one will be the Company's Chief Executive Officer.

    - MATTERS SUBJECT TO THE APPROVAL OF CAISSE DE DEPOT ET PLACEMENT DU
      QUEBEC: Until the Company completes its next public offering, or for so long as the Caisse de Depot et Placement du Quebec owns at least 15% of the voting securities of the Company, the stockholders agree to cause the Company to submit certain corporate actions for the prior approval of Caisse de Depot et Placement du Quebec. Such actions include:
      (i) establishing the annual budget; (ii) hiring and firing any senior officers or employees; (iii) amending the Articles of Incorporation or Bylaws; (iv) entering into loan agreements, asset agreements, acquisition agreements, or other transactions not in the ordinary course of business;
      (v) creating subsidiaries; and (vi) settling any legal proceedings.

    - MATTERS SUBJECT TO THE APPROVAL OF CAISSE DE DEPOT ET PLACEMENT DU QUEBEC AND SOCIETE INNOVATECH DU GRAND MONTREAL: Until the Company completes its next public offering, or for so long as the Investors collectively own at least 15% of the voting securities of the Company, the stockholders agree to cause the Company to submit for the prior approval of Caisse de Depot et Placement du Quebec and Societe Innovatech du Grand Montreal any corporate action that would result in: (i) any change in the capital stock of the Company; (ii) a merger, consolidation, or sale of all or a substantial part of the assets of the Company; or (iii) a declaration of dividends or the redemption of the Company's capital stock, other than in conformity with its Articles of Incorporation.

    The Voting Agreement terminates upon the happening of one of the following:
(i) all of the issued and outstanding shares of the Company are owned by one person; (ii) the bankruptcy or dissolution (whether voluntary or involuntary) of the Company; or (iii) by written consent of all of the parties to the Voting Agreement.

    The Company also entered into investment transactions with Caisse de Depot et Placement du Quebec and Societe Innovatech du Grand Montreal. Note that based upon the number of shares of Common Stock outstanding as of March 28, 2004, upon the exchange (i) by Caisse de Depot et Placement du Quebec and Societe Innovatech du Grand Montreal of their 12,843,960 shares of Series A Preferred Stock into 38,531,880 shares of Common Stock and (ii) by Caisse de Depot et Placement du Quebec of their 8,888,889 shares of Series B Preferred Stock into 40,000,000 shares of Common Stock, Caisse de Depot et Placement du Quebec and Societe Innovatech du Grand Montreal will collectively own approximately 84% of the outstanding shares of Common Stock.

    TRANSACTIONS WITH THE COMPANY'S EXECUTIVES

    As described above under the category "Employment Agreements," the Company has entered into employment agreements with the Named Executives.

    In December 2003, the Company issued 68,750 shares of Class A Common Stock to John Perrachon, the Company's President and Chief Executive Officer, in lieu of a salary increase for 2003.

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               PROPOSAL 3 -- RATIFICATION OF INDEPENDENT AUDITORS

    On April, 2004, the Board of Directors selected the firm of Ernst &
Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2004 ("FISCAL 2004"). This nationally known firm has no direct or indirect financial interest in the Company.

    The Audit Committee's pre-approval policies and procedures are to review any proposed engagement of its independent certified public accountant, whether for auditing or other services, and to give its prior approval of such engagement, considering, among other things, whether the proposed engagement would impact the independence of our independent certified public accountants.

    The Board of Directors is submitting the selection of Ernst & Young LLP as the Company's independent auditor for fiscal 2004 for ratification by the stockholders at the Annual Meeting. If a majority of the shares of Common Stock, together with the Voting Preferred Stock, represented in person or by proxy at the meeting are not voted for ratification, the Board will reconsider its appointment of Ernst & Young LLP as independent auditors for fiscal 2004.

    A representative of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so. It is anticipated that such representative will be available to respond to appropriate questions from stockholders.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE
         APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS FOR FISCAL 2004.

                                 OTHER BUSINESS

    The Company does not presently know of any matters that will be presented for action at the meeting other than those set forth herein. If other matters properly come before the meeting, proxies submitted on the enclosed form will be voted by the persons named in the enclosed form of proxy in accordance with their best judgment.

ANNUAL REPORTS

    THE COMPANY HAS FILED WITH THE SEC AN ANNUAL REPORT ON FORM 10-KSB
FOR FISCAL 2003. THE COMPANY'S FORM 10-KSB IS ENCLOSED WITH THIS PROXY STATEMENT. COPIES OF THE FORM 10-KSB ARE AVAILABLE, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE COMPANY AT C/O TOUCHTUNES DIGITAL JUKEBOX, INC. 3 COMMERCE PLACE, 4TH FLOOR, NUNS' ISLAND, MONTREAL, QUEBEC H3E 1H7, ATTENTION: MATTHEW CARSON, AND ALSO MAY BE ACCESSED ELECTRONICALLY BY MEANS OF THE SEC'S HOME PAGE ON THE INTERNET AT "HTTP://WWW.SEC.GOV".

2005 ANNUAL MEETING OF STOCKHOLDERS

    It is presently contemplated that the annual meeting of stockholders following fiscal 2004 (the "2005 ANNUAL MEETING") will be held on or about
May 15, 2005. Under the current rules of the Securities and Exchange Commission, in order for any appropriate stockholder proposal to be considered for inclusion in the proxy materials of the Company for the 2005 Annual Meeting, it must be received by the Corporate Secretary of the Company, located at TouchTunes Music Corporation, 1800 Sahara Avenue, Suite 107, Las Vegas, Nevada 89104, no later than the close of business on January 15, 2005 by certified mail, return receipt requested.

    Pursuant to the proxy rules under the Securities Exchange Act of 1934, the Company's stockholders are notified that the deadline for providing the Company with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the 2005 Annual Meeting will be March 31, 2005. As to all such proposals about which the Company does not have notice on or prior to that date, discretionary authority to vote on such proposal shall be granted to the persons designated in the Company's proxy statement related to the 2004 Annual Meeting. If notice of such a stockholder proposal is received by the Company on or prior to such date, such proposal is properly presented at the 2005 annual meeting and is not included in the Company's proxy statement for such meeting, the proxies appointed by the Company may exercise discretionary authority if, in such proxy statement, the Company advises stockholders on the nature of such proposal and how the proxies appointed by the Company intend to vote on such proposal, unless the

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stockholder submitting such proposal satisfies certain requirements of the
Securities and Exchange Commission, including the mailing of a separate proxy statement to the Company's stockholders.

                                          By Order of the Board of Directors,

                                          /s/ Matthew Carson
                                          Matthew Carson
                                          CORPORATE SECRETARY

                      DOCUMENTS INCORPORATED BY REFERENCE

    The Company's annual report for the year ended December 31, 2003 on Form 10-KSB, filed on March 31, 2004 is incorporated herein by reference. Form 10-KSB is delivered to security holders with this proxy statement.

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ANNEX A

                          SUMMARY OF APPRAISAL RIGHTS
                    IN CONNECTION WITH PROPOSED TRANSACTION

    Any stockholder that would receive in connection with the Reverse Stock Split cash in lieu of any fractional share of Common Stock such stockholder would otherwise be entitled has the right under the General Corporation Law of the State of Nevada to dissent and instead obtain payment of the fair value of such fractional share. The rights of dissenting stockholders in connection with Reverse Stock Split are enumerated in sections 92A.300 through 92A.500, inclusive, of the General Corporation Law of the State of Nevada, a summary and the full text of which are set forth below.

SUMMARY OF RIGHTS OF DISSENTING STOCKHOLDERS

    Any stockholder that would receive in connection with the Reverse Stock Split cash in lieu of any fractional share of Common Stock such stockholder would otherwise be entitled may instead demand payment of the fair value of such fractional share by giving the Company written notice of such demand, substantially in the form attached as Exhibit B to the transaction statement to which this summary is attached, sent by first class mail, by reputable overnight business courier, or by hand to the principal business offices of the Company at 3 Place du Commerce, 4th Floor, Montreal, Quebec H3E 1H7, Canada, Attention:
Chief Financial Officer, not later than [DATE], 2004.

    Any stockholder demanding payment of the fair value of a fractional share must deposit all certificates held thereby representing shares of Common Stock with the transfer agent of the Company sent by first class mail, by reputable overnight business courier, or by hand to National Stock Transfer, 1512 South 1100 East, Salt Lake City, Utah 84105, not later than [DATE], 2004.

    Any stockholder that does not timely demand payment of the fair value of such stockholder's fractional share or does not timely deposit all certificates held thereby representing shares of Common Stock with the transfer agent as provided above will not be entitled to payment of the fair value of such stockholder's fractional share under the dissenters' rights provisions of the General Corporation Law of the State of Nevada.

    Within thirty days after the Company receives any timely and complete demand for payment of the fair value of a fractional share, the Company must pay the dissenting stockholder an amount the Company estimates to be the fair value of such fractional share, plus accrued interest, together with, among other things:
(i) a balance sheet as of the end of a fiscal year ending not more than sixteen months before the payment date, a statement of income for that year, a statement of changes in the stockholders' equity for that year, and the latest available interim financial statements, if any; and (ii) a statement of the Company's estimate of the fair value of such fractional share; (iii) an explanation of how the interest was calculated.

    The Company may, however, withhold payment with respect to any portion of such fractional share attributable to shares of Common Stock acquired by such dissenting stockholder on or after December 3, 2003, the date on which the Company first publicly announced, by press release and by current report filed with the United States Securities and Exchange Commission, its intention to effect the Reverse Stock Split. If the Company elects to withhold payment on this basis, it must offer to pay the fair value of such fractional share, plus accrued interest, subject to the agreement of such dissenting stockholder to accept that amount in full satisfaction of such dissenting stockholder's demand.

    Within thirty days of receipt of payment or an offer of payment of the fair value of such stockholder's fractional share, plus accrued interest, a dissenting stockholder may notify the Company in writing of such stockholder's own estimate of the fair value of such fractional share and the amount of interest due, and demand payment of such amount, less any payment previously paid by the Company, or reject an offered payment by the Company and demand payment of the fair value of such fractional share, plus accrued interest, if such stockholder believes that the amount paid or offered by the Company is less than the fair value of such stockholder's fractional share or that the interest due is incorrectly calculated.

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    If a demand for payment remains unsettled, the Company must commence a proceeding in a district court of the State of Nevada (either: (i) of the county where the Company's registered office is located; or (ii) at the election of any dissenter residing or having its registered office in the State of Nevada, of the county where the dissenter resides or has its registered office) within sixty days after receiving such demand, and petition the court to determine the fair value of the subject fractional share and accrued interest. If the Company fails timely to commence such a proceeding, it must pay the amount demanded.

    The costs of any such proceeding will be borne by the Company, except to the extent that the court finds the dissenting stockholder acted arbitrarily, vexatiously, or not in good faith in demanding payment, in which case the court may assess an equitable amount of such costs against the dissenting stockholder. The court may also assess the fees and expenses of counsel and experts to either party to any such proceeding against the other is such other party acted arbitrarily, vexatiously, or not in good faith in exercising its rights under the dissenters' rights provisions of the General Corporation Law of the State of Nevada (or, in the case of the Company, if it did not substantially comply with the requirements of such provisions).

    The foregoing is a summary of certain material terms of the dissenters' rights provisions of the General Corporation Law of the State of Nevada. It does not include or summarize all material information regarding the rights of dissenting stockholders in connection with the Reverse Stock Split. Stockholders are urged to read carefully the full text of such provisions in order to understand the full extent of and any applicable limitations on such rights.

    TEXT OF STATUTORY PROVISIONS GOVERNING RIGHTS OF DISSENTING STOCKHOLDERS

NRS 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation.

NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership

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agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

    (a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

       (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

       (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

    (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

    (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

    (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

    (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

       (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

    (I) The surviving or acquiring entity; or

   (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

       (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.

1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

    (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

    (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS 92A.420 PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

    (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

    (b) Must not vote his shares in favor of the proposed action.

2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

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NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT
RIGHTS; CONTENTS.

1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

    (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

    (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

    (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

    (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

    (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.

1.  A stockholder to whom a dissenter's notice is sent must:

    (a) Demand payment;

    (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

    (c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460 PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

    (a) Of the county where the corporation's registered office is located; or

    (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2.  The payment must be accompanied by:

    (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

    (b) A statement of the subject corporation's estimate of the fair value of the shares;

    (c) An explanation of how the interest was calculated;

    (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

    (e) A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

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4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

    (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

    (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

    (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

    (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

ANNEX B

                    FORM OF DEMAND FOR PAYMENT OF FAIR VALUE

TouchTunes Music Corporation
3 Place du Commerce, 4th Floor
Montreal, Quebec H3E 1H7
Canada

Attention: Chief Financial Officer

Re: Demand for Payment of Fair Value of Fractional Share in Connection with Reverse Stock Split

    The undersigned stockholder of TouchTunes Music Corporation (the "Corporation") hereby demands pursuant to Section 92A.440 of the General Corporation Law of the State of Nevada that the Corporation pay to the undersigned the fair value of the fractional share of Class A voting common stock, par value $0.001 per share, that the undersigned would be entitled to in connection with the reverse stock split (the "Reverse Stock Split") to be effected by the Corporation, as described in the transaction statement, dated [DATE], 2004, sent by the Corporation to its stockholders, if the Corporation had not elected to pay cash in lieu of issuing such fractional share.

    The undersigned hereby certifies that he currently beneficially owns ______ shares of Common Stock, before giving effect to the proposed Reverse Stock Split. The undersigned hereby certifies that he acquired beneficial ownership of ______ of such shares before December 3, 2003, the date on which the Corporation first publicly announced, by press release and by current report filed with the United States Securities and Exchange Commission, its intention to effect the Reverse Stock Split. The undersigned hereby acknowledges that he is not entitled to receive payment of the fair value of any shares of Common Stock he acquired after such date unless he agrees to accept such payment in full satisfaction of his demand.

----------------------------------------------
  (Name as it appears on share certificates)

-----------------------------------------------
                  (Signature)

-----------------------------------------------
                    (Date)

                                                                  [PRINTER LOGO]

                                                     P4254MTL03

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

                          TOUCHTUNES MUSIC CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                     [DATE]

    The undersigned hereby appoints John B. Perrachon and Matthew Carson and either of them, proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock of TouchTunes Music Corporation (the "Company") that the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on [DATE], and at any adjournments thereof with all powers the undersigned would possess if personally present, as follows on the reverse side of this proxy card.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED IN ITEM 2, AND FOR APPROVAL OF THE PROPOSALS LISTED IN ITEMS 1 AND 3. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN.

                   (CONTINUED ON OTHER SIDE, PLEASE SIGN AND
              DATE ON OTHER SIDE, AND RETURN IN ENCLOSED ENVELOPE)

                              FOLD AND DETACH HERE

PLEASE MARK YOUR VOTES AS INDICATED IN EXAMPLE   /X/

              Proposal to approve a reverse stock split at a ratio of between one to 2,000 and one to 1,500, inclusive (the final ratio to be determined by the
Item 1. board of directors of the Company immediately prior to effecting the reverse stock split) (the
              "Reversed Stock Split") followed by termination of the registration of the Common Stock under the Securities Exchange Act of 1934 and the listing of the Common Stock on The Nasdaq Stock Market
              Over-the-Counter Bulletin Board, thereby ending the Company's obligations as a public company under the United States securities laws (the
              "Proposed Transaction").

              For ____                  Against ____              Abstain ____

Item 2.       Election of John B. Perrachon, Tony Mastronardi, Guy Nathan, Marc Ferland, Pierre Desjardins, Sophie
              Forest, Didier Benchimol and Robert Jamieson

              For ____                  Against ____              Abstain ____

Item 3.       Proposal to ratify the appointment of Ernst & Young, LLP, as auditors for fiscal year ending December 31,
              2004

              For ____                  Against____               Abstain____

Item 4. In their discretion, such other matters as may properly come before the meeting or adjournment thereof

              For ____                  Against____               Abstain____

Date: __________________________________ , 2004

         _____________________________________________________________

                                  Signature(s)

         _____________________________________________________________

                                  Signature(s)

Please sign here personally. Signature of stockholder(s) should correspond directly with name(s) in which shares are registered. If the stock is registered in more than one name, each joint owner or fiduciary should sign personally. Only authorized officers should sign for a corporation.

                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                   CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                              FOLD AND DETACH HERE